Registration No. 33-17486
                                                                     811-5346
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                     FORM N-1A

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            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      / X /
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                          Pre-Effective Amendment No.                    /   /
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                        Post-Effective Amendment No. 29                  / X /

                                       and                               -----
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              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY        / X /
                                   ACT OF 1940                           -----
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                               Amendment No. 30                          / X /

                        (Check appropriate box or boxes)                 -----
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                             PUTNAM VARIABLE TRUST
               (Exact name of registrant as specified in charter)

             One Post Office Square, Boston, Massachusetts 02109
                  (Address of principal executive offices)

             Registrant's Telephone Number, including Area Code
                                 (617) 292-1000
                           --------------------------
               It is proposed that this filing will become effective
                             (check appropriate box)
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/   /           immediately upon filing pursuant to paragraph (b)
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/ X /             on August 28, 2001 pursuant to paragraph (b)
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/   /            60 days after filing pursuant to paragraph (a)(1)
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/   /                on (date) pursuant to paragraph (a)(1)
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/   /          75 days after filing pursuant to paragraph (a)(2)
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/   /             on (date) pursuant to paragraph (a)(2) of Rule 485.
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If appropriate, check the following box:
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/   /     this post-effective amendment designates a new
-----     effective date for a previously filed post-effective amendment.
                           --------------------------

                          JOHN R. VERANI, Vice President
                              PUTNAM VARIABLE TRUST
                             One Post Office Square
                           Boston, Massachusetts 02109
                      (Name and address of agent for service)

                           --------------------------

                                    Copy to:
                          JOHN W. GERSTMAYR, Esquire
                                  ROPES & GRAY
                            One International Place
                          Boston, Massachusetts 02110

                           --------------------------


This Post-Effective Amendment relates only to the Putnam VT Technology Fund series. No other information contained in the Registration
Statement is amended or superseded hereby.




PUTNAM VARIABLE TRUST

Putnam VT American Government Income Fund
Putnam VT Asia Pacific Growth Fund
Putnam VT Capital Appreciation Fund
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Value Fund
Putnam VT Technology Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Voyager Fund II

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

April 30, 2001, as revised August 28, 2001


This SAI is not a prospectus. If the Trust has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the Trust's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the Trust's annual report. For a free copy of the Trust's annual report or prospectus dated April 30, 2001, as revised from time to time, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about each fund. Part II includes information about all of the funds.


TABLE OF CONTENTS

Part I

TRUST ORGANIZATION AND CLASSIFICATION                             I-3

INVESTMENT RESTRICTIONS                                           I-4

CHARGES AND EXPENSES                                              I-8

INVESTMENT PERFORMANCE                                           I-33

ADDITIONAL OFFICERS                                              I-34

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                 I-37

Part II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS        II-1

TAXES                                                           II-23

MANAGEMENT                                                      II-27

DETERMINATION OF NET ASSET VALUE                                II-34

DISTRIBUTION PLAN                                               II-35

SUSPENSION OF REDEMPTIONS                                       II-36

SHAREHOLDER LIABILITY                                           II-36

STANDARD PERFORMANCE MEASURES                                   II-36

COMPARISON OF PORTFOLIO PERFORMANCE                             II-37

SECURITIES RATINGS                                              II-42

DEFINITIONS                                                     II-46


PUTNAM VARIABLE TRUST
SAI

TRUST ORGANIZATION AND CLASSIFICATION

Putnam Variable Trust (the "Trust") is a Massachusetts business trust organized on September 24, 1987. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to January 1, 1997, the Trust was known as Putnam Capital Manager Trust and each of its series then in existence was designated PCM, rather than Putnam VT. Prior to April 30, 1999, Putnam VT Income Fund was known as Putnam VT U.S. Government and High Quality Bond Fund.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios, and are currently divided into twenty-seven series of shares, each representing a separate investment portfolio which is being offered to separate accounts of various insurance companies.

Any series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Shares of each series are currently divided into two classes: class IA shares and class IB shares. Class IB shares are subject to fees imposed pursuant to a distribution plan. The funds may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

The two classes of shares are offered under a multiple class distribution system approved by the Trust's Trustees, and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. The insurance company issuing a variable contract selects the class of shares in which the separate account funding the contract invests.

Each share has one vote, with fractional shares voting proportionately. Shares vote as a single class without regard to series or classes of shares except (i) when required by the 1940 Act, or when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only the shareholders of such series or class shall be entitled to vote. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the portfolio were liquidated, would receive the net assets of the portfolio. The Trust may suspend the sale of shares of any portfolio at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Shares of the funds may only be purchased by an insurance company separate account. For matters requiring shareholder approval, you may be able to instruct the insurance company separate account how to vote the fund shares attributable to your contract or policy. See the Voting Rights section of your insurance product prospectus.

Each fund is a diversified investment company, except for Putnam VT Health Sciences Fund, Putnam VT Technology Fund and Putnam VT Utilities Growth and Income Fund, each of which is a non-diversified investment company.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed as to any fund without a vote of a majority of the outstanding voting securities of that fund, the Trust may not and will not take any of the following actions with respect to that fund:

(1)(a) (All funds except Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, Putnam VT Technology Fund, Putnam VT Voyager Fund and Putnam VT Voyager Fund II) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(1)(b) (Putnam VT Voyager Fund) Borrow more than 50% of the value of its total assets (excluding borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices) less liabilities other than borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices.

(1)(c) (Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Technology Fund and Putnam VT Voyager Fund II) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) (All funds except Putnam VT Research Fund) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(4)(b) (Putnam VT Research Fund) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options.

(5)(a) (All funds except Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Technology Fund and Putnam VT Voyager Fund II) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(5)(b) (Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Technology Fund and Putnam VT Voyager Fund II) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam Funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6)(a) (All funds except Putnam VT Health Sciences Fund, Putnam VT Technology Fund and Putnam VT Utilities Growth and Income Fund) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(6)(b) (Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund) With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(6)(c) (Putnam VT Technology Fund) With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions.

(7)(a) (All funds except Putnam VT Health Sciences Fund, Putnam VT Technology Fund and Putnam VT Utilities Growth and Income Fund) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(7)(b) (Putnam VT Health Sciences Fund, Putnam VT Technology Fund and Putnam VT Utilities Growth and Income Fund) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.


(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry; except that Putnam VT Technology Fund may invest more than 25% of its assets in any of the technology industries, Putnam VT Utilities Growth and Income Fund may invest more than 25% of its assets in any of the public utilities industries and Putnam VT Health Sciences Fund may invest more than 25% of its assets in companies that Putnam Management determines are principally engaged in the health sciences industries; and except that Putnam VT Money Market Fund may invest up to 100% of its assets (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries when in the opinion of management yield differentials make such investments desirable, or (iii) any combination of these.


(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund or the Trust means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund or the Trust, as the case may be, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                ---------------------------------

The following non-fundamental policies may be changed without shareholder approval:

(1) Each fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c) above.

(2) (For Putnam VT Asia Pacific Growth Fund only) Geographic focus. We normally invest at least 85% of the fund's total assets in Asian or Pacific Basin companies. We consider the following to be Asian or Pacific Basin companies:

* companies organized under the laws of an Asian or Pacific Basin country,

* companies whose principal office is located in an Asian or Pacific Basin country,

* companies whose common stock is traded principally on a securities exchange in Asia or the Pacific Basin,

* companies that earn 50% or more of their total revenues or profits from business in Asia or the Pacific Basin, or

* companies with 50% or more of their assets located in an Asian or Pacific Basin country.

(3) (For Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund and Putnam VT International New Opportunities Fund only) Each fund normally invests at least 65% of its total assets in equity securities of companies located in at least three countries other than the United States. We consider the following types of companies to be located in a country other than the United States:

* companies organized under the laws of a country other than the United
States,

* companies whose principal office is located outside the United States,

* companies whose securities are principally traded on foreign markets,

* companies that earn 50% or more of their total revenues or profits from business outside of the United States, or

* companies with 50% or more of their assets located in a country outside of the United States

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                ---------------------------------

CHARGES AND EXPENSES

Management fees

Under a Management Contract dated October 2, 1987, as most recently supplemented July 24, 2000, each fund pays a quarterly fee (in the case of Putnam VT Capital Appreciation Fund, VT Technology Fund and VT Voyager Fund II, each fund pays a monthly fee) to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the period, at the annual rate of:

Putnam VT International New Opportunities Fund and Putnam VT Technology
Fund:

(a) 1.00% of the first $500 million of average net assets;
(b) 0.90% of the next $500 million;
(c) 0.85% of the next $500 million;
(d) 0.80% of the next $5 billion;
(e) 0.775% of the next $5 billion;
(f) 0.755% of the next $5 billion;
(g) 0.74% of the next $5 billion; and
(h) 0.73% of any excess thereafter.

Putnam VT Asia Pacific Growth Fund, Putnam VT Global Growth Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, and Putnam VT Small Cap Value Fund:

(a) 0.80% of the first $500 million of average net assets;
(b) 0.70% of the next $500 million;
(c) 0.65% of the next $500 million;
(d) 0.60% of the next $5 billion;
(e) 0.575% of the next $5 billion;
(f) 0.555% of the next $5 billion;
(g) 0.54% of the next $5 billion; and
(h) 0.53% of any excess thereafter.

Putnam VT Voyager Fund II:

(a) 0.70% of the first $500 million of average net assets;
(b) 0.60% of the next $500 million;
(c) 0.55% of the next $500 million;
(d) 0.50% of the next $5 billion;
(e) 0.475% of the next $5 billion;
(f) 0.455% of the next $5 billion;
(g) 0.44% of the next $5 billion;
(h) 0.43% of the next $5 billion;
(i) 0.42% of the next $5 billion;
(j) 0.41% of the next $5 billion;
(k) 0.40% of the next $5 billion;
(l) 0.39% of the next $5 billion;
(m) 0.38% of the next $8.5 billion; and
(n) 0.37% of any excess thereafter.

Putnam VT Growth Opportunities Fund:

(a) 0.70% of the first $500 million of average net assets;
(b) 0.60% of the next $500 million;
(c) 0.55% of the next $500 million;
(d) 0.50% of the next $5 billion;
(e) 0.475% of the next $5 billion;
(f) 0.455% of the next $5 billion;
(g) 0.44% of the next $5 billion;
(h) 0.43% of the next $5 billion; and
(i) 0.42% of any excess thereafter.

Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Voyager Fund and Putnam VT OTC & Emerging Growth Fund:

(a) 0.70% of the first $500 million of average net assets;
(b) 0.60% of the next $500 million;
(c) 0.55% of the next $500 million;
(d) 0.50% of the next $5 billion;
(e) 0.475% of the next $5 billion;
(f) 0.455% of the next $5 billion;
(g) 0.44% of the next $5 billion; and
(h) 0.43% of any excess thereafter.

Putnam VT Capital Appreciation Fund

(a) 0.65% of the first $500 million of average net assets;
(b) 0.55% of the next $500 million;
(c) 0.50% of the next $500 million;
(d) 0.45% of the next $5 billion;
(e) 0.425% of the next $5 billion;
(f) 0.405% of the next $5 billion;
(g) 0.39% of the next $5 billion;
(h) 0.38% of the next $5 billion;
(i) 0.37% of the next $5 billion;
(j) 0.36% of the next $5 billion;
(k) 0.35% of the next $5 billion;
(l) 0.34% of the next $5 billion;
(m) 0.33% of the next $8.5 billion; and
(n) 0.32% of any excess thereafter.

Putnam VT American Government Income Fund:

(a) 0.65% of the first $500 million of average net assets;
(b) 0.55% of the next $500 million;
(c) 0.50% of the next $500 million;
(d) 0.45% of the next $5 billion;
(e) 0.425% of the next $5 billion;
(f) 0.405% of the next $5 billion;
(g) 0.39% of the next $5 billion;
(h) 0.38% of the next $5 billion;
(i) 0.37% of the next $5 billion;
(j) 0.36% of the next $5 billion;
(k) 0.35% of the next $5 billion; and
(l) 0.34% of any excess thereafter.

Putnam VT Growth and Income Fund, Putnam VT Income Fund, Putnam VT Vista Fund, Putnam VT Investors Fund, Putnam VT The George Putnam Fund of Boston and Putnam VT Research Fund:

(a) 0.65% of the first $500 million of average net assets;
(b) 0.55% of the next $500 million;
(c) 0.50% of the next $500 million;
(d) 0.45% of the next $5 billion;
(e) 0.425% of the next $5 billion;
(f) 0.405% of the next $5 billion;
(g) 0.39% of the next $5 billion; and
(h) 0.38% of any excess thereafter.

Putnam VT Money Market Fund:

(a) 0.45% of the first $500 million of average net assets;
(b) 0.35% of the next $500 million;
(c) 0.30% of the next $500 million;
(d) 0.25% of the next $5 billion;
(e) 0.225% of the next $5 billion;
(f) 0.205% of the next $5 billion;
(g) 0.19% of the next $5 billion; and
(h) 0.18% of any excess thereafter.

For the past three fiscal years, pursuant to the Management Contract (and a management contract in effect prior to July 1, 1999, under which the management fee payable to Putnam Management for Putnam VT International New Opportunities was paid at the rate of 1.20% of the first $500 million of average net assets; 1.10% of the next $500 million; 1.05% of the next $500 million; 1.00% of the next $5 billion; 0.975% of the next $5 billion; 0.955% of the next $5 billion; 0.94% of the next $5 billion; and 0.93% of any excess thereafter and a management contract in effect prior to November 8, 1999, under which the management fee payable to Putnam Management for Putnam VT Global Growth Fund was paid at the rate of 0.60% of average net assets), each fund incurred the following fees:




                                                                     Reflecting a reduction
                                                                     in the following
                                            Fiscal    Management     amounts pursuant to
Fund name                                   Year      fee paid       an expense limitation
Putnam VT American Government Income Fund

                                            2000(i)      $53,104          $17,303

Putnam VT Asia Pacific Growth Fund

                                            2000      $1,436,848
                                            1999      $1,137,746
                                            1998        $769,751

Putnam VT Capital Appreciation Fund

                                            2000(vi)      $3,908

Putnam VT Diversified Income Fund

                                            2000      $4,233,874
                                            1999      $4,451,958
                                            1998      $4,373,212

Putnam VT The George Putnam Fund of Boston

                                            2000      $2,243,874
                                            1999      $1,472,017
                                            1998(ii)    $207,992         $133,702

Putnam VT Global Asset Allocation Fund

                                            2000      $5,998,263
                                            1999      $6,440,908
                                            1998      $6,476,330

Putnam VT Global Growth Fund

                                            2000     $18,385,648
                                            1999     $13,249,535
                                            1998     $10,690,208

Putnam VT Growth and Income Fund

                                            2000     $41,397,674
                                            1999     $47,064,877
                                            1998     $42,223,532

Putnam VT Growth Opportunities Fund

                                            2000(i)     $541,732

Putnam VT Health Sciences Fund

                                            2000      $2,888,829
                                            1999      $1,345,233
                                            1998(ii)    $295,300          $43,829

Putnam VT High Yield Fund

                                            2000      $5,706,860
                                            1999      $6,608,763
                                            1998      $6,936,557

Putnam VT Income Fund

                                            2000      $5,285,439
                                            1999      $6,048,200
                                            1998      $5,276,417

Putnam VT International Growth Fund

                                            2000      $6,163,237
                                            1999      $3,317,297
                                            1998      $1,920,623

Putnam VT International Growth and Income Fund

                                            2000      $3,352,431
                                            1999      $2,773,645
                                            1998      $2,185,230

Putnam VT International New Opportunities Fund

                                            2000      $4,912,426
                                            1999      $1,927,272
                                            1998      $1,488,974          $25,296

Putnam VT Investors Fund

                                            2000      $6,940,811
                                            1999      $3,490,704
                                            1998(ii)    $425,193          $15,450

Putnam VT Money Market Fund

                                            2000      $3,022,951
                                            1999      $3,048,110
                                            1998      $2,267,755

Putnam VT New Opportunities Fund

                                            2000     $36,228,786
                                            1999     $22,883,384
                                            1998     $16,639,549

Putnam VT New Value Fund

                                            2000      $1,866,601
                                            1999      $1,909,355
                                            1998      $1,622,770

Putnam VT OTC & Emerging Growth Fund

                                            2000      $2,793,289
                                            1999        $483,385         $115,869
                                            1998(ii)     $62,785          $93,939

Putnam VT Research Fund

                                            2000      $1,601,960
                                            1999        $512,755          $86,363
                                            1998(iii)    $19,146          $28,096

Putnam VT Small Cap Value Fund

                                            2000        $389,210
                                            1999(iv)     $46,193

Putnam VT Technology Fund

                                            2000 (v)    $105,160

Putnam VT Utilities Growth and Income Fund

                                            2000      $6,116,528
                                            1999      $6,510,389
                                            1998      $5,824,579

Putnam VT Vista Fund

                                            2000      $5,594,039
                                            1999      $2,459,639
                                            1998      $1,526,540

Putnam VT Voyager Fund

                                            2000     $47,477,544
                                            1999     $34,843,021
                                            1998     $26,815,677
Putnam VT Voyager Fund II

                                            2000(vi)      $6,497



  (i) Commenced operations on February 1, 2000
 (ii) Commenced operations on April 30, 1998
(iii) Commenced operations on September 30, 1998
 (iv) Commenced operations on April 30, 1999
  (v) Commenced operations on June 14, 2000
 (vi) Commenced operations on September 29, 2000

Expense limitation. In order to limit Putnam VT American Government Income Fund's expenses, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses of the fund) through December 31, 2001 to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, and deferred extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.90% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:




                                            Fiscal             Brokerage
Fund name                                   year               Commissions



Putnam VT American Government Income Fund

                                            2000(i)                      $0

Putnam VT Asia Pacific Growth Fund

                                            2000                 $1,101,607
                                            1999                   $987,378
                                            1998                   $567,025

Putnam VT Capital Appreciation Fund

                                            2000(vi)                 $3,351
Putnam VT Diversified Income Fund

                                            2000                    $34,419
                                            1999                    $51,146
                                            1998                    $24,354

Putnam VT The George Putnam Fund of Boston

                                            2000                   $478,322
                                            1999                   $336,485
                                            1998(ii)                $59,761

Putnam VT Global Asset Allocation Fund

                                            2000                   $971,891
                                            1999                 $1,251,384
                                            1998                 $1,315,749
Putnam VT Global Growth Fund

                                            2000                $10,400,689
                                            1999                 $9,490,488
                                            1998                 $9,323,318
Putnam VT Growth and Income

                                            2000                 $9,265,021
                                            1999                $10,640,457
                                            1998                 $9,816,504

Putnam VT Growth Opportunities Fund

                                            2000(i)                 $83,877

Putnam VT Health Sciences Fund

                                            2000                   $391,495
                                            1999                   $323,763
                                            1998(ii)                $71,364

Putnam VT High Yield Fund

                                            2000                     $1,446
                                            1999                   $118,697
                                            1998                       $687

Putnam VT Income Fund

                                            2000                    $12,638
                                            1999                   $766,612
                                            1998                    $64,214

Putnam VT International Growth Fund

                                            2000                 $2,774,575
                                            1999                 $1,989,539
                                            1998                 $1,195,025

Putnam VT International Growth and Income Fund

                                            2000                 $1,321,194
                                            1999                 $1,278,301
                                            1998                   $788,632

Putnam VT International New Opportunities Fund

                                            2000                 $3,999,360
                                            1999                 $1,632,088
                                            1998                   $870,433

Putnam VT Investors Fund

                                            2000                 $1,314,852
                                            1999                   $641,643
                                            1998(ii)               $153,269

Putnam VT Money Market

                                            2000                         $0
                                            1999                       $300
                                            1998                         $0

Putnam VT New Opportunities Fund

                                            2000                 $2,622,969
                                            1999                 $3,275,075
                                            1998                 $2,762,099

Putnam VT New Value Fund

                                            2000                   $556,207
                                            1999                   $562,716
                                            1998                   $644,506

Putnam VT OTC & Emerging Growth Fund

                                            2000                    $39,517
                                            1999                    $27,441
                                            1998(ii)                $11,546

Putnam VT Research Fund

                                            2000                   $630,227
                                            1999                   $263,029
                                            1998(iii)               $12,374

Putnam VT Small Cap Value Fund

                                            2000                   $136,630
                                            1999(iv)                 $29,50

Putnam VT Technology Fund

                                            2000(v)                 $18,625

Putnam VT Utilities Growth and Income Fund

                                            2000                   $737,855
                                            1999                   $519,476
                                            1998                   $430,952

Putnam VT Vista Fund

                                            2000                   $868,268
                                            1999                   $733,659
                                            1998                   $450,722

Putnam VT Voyager Fund

                                            2000                $10,194,751
                                            1999                 $8,097,663

Putnam VT Voyager Fund II
                                            2000(vi)                 $2,448

  (i) Commenced operations on February 1, 2000
 (ii) Commenced operations on April 30, 1998
(iii) Commenced operations on September 30, 1998
 (iv) Commenced operations on April 30, 1999
  (v) Commenced operations on June 14, 2000
 (vi) Commenced operations on September 29, 2000





The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:




                                                  Dollar value         Percentage of
                                                    of these               total               Amount of
                                                  transactions          transactions          commissions
Putnam VT American Government Income Fund(i)               $0                    0%                   $0
Putnam VT Asia Pacific Growth Fund                371,934,365                59.11               788,746
Putnam VT Capital Appreciation Fund(iii)            1,249,269                29.25                 1,394
Putnam VT Diversified Income Fund                           0                    0                     0
Putnam VT The George Putnam Fund of Boston        144,331,735                23.80               178,627
Putnam VT Global Asset Allocation Fund            374,500,442                 8.00               523,485
Putnam VT Global Growth Fund                    4,965,304,641                68.35             8,108,363
Putnam VT Growth and Income Fund                3,803,070,711                31.63             4,529,471
Putnam VT Growth Opportunities Fund(i)             31,048,000                23.72                28,965
Putnam VT Health Sciences Fund                    150,042,529                13.91               167,369
Putnam VT High Yield Fund                                   0                    0                     0
Putnam VT Income Fund                                       0                    0                     0
Putnam VT International Growth Fund             1,312,155,238                92.38             2,597,613
Putnam VT International Growth and Income         363,986,583                57.75               756,842
Putnam VT International New Opportunities Fund  1,233,402,068                60.55             2,444,782
Putnam VT Investors Fund                          567,032,631                21.35               537,628
Putnam VT Money Market Fund                                 0                    0                     0
Putnam VT New Opportunities Fund                1,002,879,277                19.26             1,053,427
Putnam VT New Value Fund                          150,464,623                32.55               203,432
Putnam VT OTC & Emerging Growth Fund               14,543,682                 1.76                13,453
Putnam VT Research Fund                           208,462,357                22.46               223,427
Putnam VT Small Cap Value Fund                     24,550,525                47.33                75,194
Putnam VT Technology Fund(ii)                       6,404,533                26.47                 7,993
Putnam VT Utilities Growth and Income Fund        207,981,120                29.99               371,284
Putnam VT Vista Fund                              319,302,925                13.52               337,858
Putnam VT Voyager Fund                          3,669,779,998                20.88             4,032,041
Putnam VT Voyager Fund II(iii)                        535,831                21.00                   848

  (i) Commenced operations on February 1, 2000
 (ii) Commenced operations on June 14, 2000
(iii) Commenced operations on September 29, 2000



Administrative expense reimbursement

Each fund reimbursed Putnam Management for administrative services during fiscal 2000, including compensation of certain fund officers and contributions to the Putnam Investments, LLC Profit Sharing Retirement Plan for their benefit, as follows:





                                                                           Portion of total
                                                                          reimbursement for
                                                      Total               compensation and
                                                 reimbursement              contributions
Putnam VT American Government Income Fund(i)            $30                       $25
Putnam VT Asia Pacific Growth Fund                    4,798                     3,944
Putnam VT Capital Appreciation Fund(iii)                 40                        33
Putnam VT Diversified Income Fund                     9,394                     7,722
Putnam VT The George Putnam Fund of Boston            5,979                     4,915
Putnam VT Global Asset Allocation Fund               12,895                    10,599
Putnam VT Global Growth Fund                         30,792                    25,310
Putnam VT Growth and Income Fund                     23,640                    19,431
Putnam VT Growth Opportunities Fund(i)                2,230                     1,833
Putnam VT Health Sciences Fund                        6,296                     5,175
Putnam VT High Yield Fund                             7,218                     5,933
Putnam VT Income Fund                                 4,781                     3,930
Putnam VT International Growth Fund                   8,158                     6,706
Putnam VT International Growth and Income             4,985                     4,098
Putnam VT International New Opportunities Fund        7,219                     5,934
Putnam VT Investors Fund                             16,436                    13,510
Putnam VT Money Market Fund                           6,229                     5,120
Putnam VT New Opportunities Fund                     31,382                    25,795
Putnam VT New Value Fund                              5,968                     4,905
Putnam VT OTC & Emerging Growth Fund                  5,334                     4,384
Putnam VT Research Fund                               4,289                     3,525
Putnam VT Small Cap Value Fund                        3,607                     2,965
Putnam VT Technology Fund(ii)                           910                       748
Putnam VT Utilities Growth and Income Fund            9,620                     7,907
Putnam VT Vista Fund                                  7,755                     6,374
Putnam VT Voyager Fund                               24,867                    20,440
Putnam VT Voyager Fund II(iii)                           40                        33

  (i) Commenced operations on February 1, 2000
 (ii) Commenced operations on June 14, 2000
(iii) Commenced operations on September 29, 2000




Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The Trust pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.
The Trustees meet monthly over a two-day period, except in August. The Board Policy Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds the fees paid to each Trustee by each Putnam VT fund for fiscal 2000 (except for Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT Growth Opportunities Fund, Putnam VT Technology Fund and Putnam VT Voyager Fund II for which fees expected to be paid for the first full fiscal year are shown), and the fees paid to each Trustee by all of the Putnam funds for the year ended December 31, 2000:



COMPENSATION TABLE
Aggregate compensation (1) from:

Trustee/Year                   Putnam VT       Putnam VT      Putnam VT The      Putnam VT         Putnam VT       Putnam VT
                              Asia Pacific    Diversified     George Putnam     Global Asset     Global Growth     Growth and
                              Growth Fund     Income Fund    Fund of Boston    Allocation Fund        Fund        Income Fund
Jameson A. Baxter/1994 (4)        $829          $1,138           $712              $1,138            $3,116          $4,518

Charles B. Curtis/2001*             --              --             --                  --                --              --

Hans H. Estin/1972                 831           1,141            714               1,141             3,124           4,529
John A. Hill/1985 (4)(5)(8)        867           1,277            788               1,348             3,774           6,580
Ronald J. Jackson/1996 (4)         829           1,138            712               1,138             3,116           4,518
Paul L. Joskow/1997 (4)            829           1,138            712               1,138             3,116           4,581
Elizabeth T. Kennan/1992           827           1,135            710               1,135             3,108           4,508
Lawrence J. Lasser/1992(7)         451             625            387                 629             1,710           2,559
John H. Mullin, III/1997(4)        825           1,132            709               1,132             3,100           4,497
Robert E. Patterson/1984           829           1,138            712               1,138             3,116           4,518
William F. Pounds/1971(5)(6)       465             667            409                 692             1,909           3,168
George Putnam/1957(6)              451             625            387                 629             1,710           2,559
George Putnam, III/1984(8)         844           1,191            726               1,218             3,355           5,256
A.J.C. Smith/1986(7)               447             620            383                 623             1,694           2,537
W. Thomas Stephens/1997(4)         823           1,129            707               1,129             3,092           4,487
W. Nicholas Thorndike/1992         817           1,121            702               1,121             3,069           4,452


Aggregate compensation (1) from:

Trustee/Year                   Putnam VT                                              Putnam VT        Putnam VT
                                Health      Putnam VT                  Putnam VT     International  International New   Putnam VT
                               Sciences    High Yield    Putnam VT   International    Growth and      Opportunities     Investors
                                Fund          Fund      Income Fund   Growth Fund     Income Fund         Fund            Fund
Jameson A. Baxter/1994 (4)      $790         $1,219       $1,052         $1,203            $895            $999           $1,062

Charles B. Curtis/2001*           --             --           --             --              --              --               --

Hans H. Estin/1972               792          1,222        1,054          1,206             897           1,001            1,065
John A. Hill/1985 (4)(5)(8)      872          1,417        1,246          1,385             991           1,117            1,278
Ronald J. Jackson/1996 (4)       790          1,219        1,052          1,203             895             999            1,062
Paul L. Joskow/1997 (4)          790          1,219        1,052          1,203             895             999            1,062
Elizabeth T. Kennan/1992         788          1,216        1,049          1,200             892             995            1,060
Lawrence J. Lasser/1992(7)       420            675          587            642             484             478              432
John H. Mullin, III/1997(4)      786          1,213        1,046          1,197             890             993            1,057
Robert E. Patterson/1984         790          1,219        1,052          1,203             895             999            1,062
William F. Pounds/1971(5)(6)     435            736          646            695             513             514              490
George Putnam/1957(6)            420            675          587            642             484             478              432
George Putnam, III/1984(8)       826          1,295        1,125          1,238             933           1,058            1,144
A.J.C. Smith/1986(7)             416            669          582            636             480             473              427
W. Thomas Stephens/1997(4)       784          1,210        1,044          1,194             888             990            1,055
W. Nicholas Thorndike/1992       778          1,201        1,036          1,185             881             983            1,048


Aggregate compensation (1) from:

                              Putnam VT                    Putnam VT New    Putnam OTC &                      Putnam VT
                            Money Market   Putnam VT New   Opportunities      Emerging       Putnam VT     Small Cap Value
Trustee/Year                   Fund         Value Fund         Fund         Growth Fund    Research Fund        Fund
Jameson A. Baxter/1994 (4)     $893            $716           $3,778            $778           $670              $278

Charles B. Curtis/2001*          --              --               --              --             --                --

Hans H. Estin/1972              896             718            3,787             780            671               279
John A. Hill/1985 (4)(5)(8)   1,048             773            5,458             870            723               311
Ronald J. Jackson/1996 (4)      893             716            3,778             778            670               278
Paul L. Joskow/1997 (4)         893             716            3,778             778            670               278
Elizabeth T. Kennan/1992        891             714            3,768             776            668               277
Lawrence J. Lasser/1992(7)      499             390            2,002             405            359                71
John H. Mullin, III/1997(4)     889             712            3,758             774            666               277
Robert E. Patterson/1984        893             716            3,778             778            670               278
William F. Pounds/1971(5)(6)    545             407            2,478             430            381                84
George Putnam/1957(6)           499             390            2,002             405            359                71
George Putnam, III/1984(8)      954             738            4,406             818            691               282
A.J.C. Smith/1986(7)            494             387            1,982             401            356                70
W. Thomas Stephens/1997 (4)     887             711            3,748             772            665               276
W. Nicholas Thorndike/1992      880             705            3,720             767            660               275


Aggregate compensation (1) from:

                                                                            Estimated annual
                               Putnam VT                                    benefits from all      Total compensation
                            Utilities Growth   Putnam VT      Putnam VT     Putnam funds upon       from all Putnam
Trustee/Year                and Income Fund    Vista Fund   Voyager Fund      retirement (2)           funds (3)
Jameson A. Baxter/1994 (4)        $1,210         $1,062         $4,390          $100,000                $200,000

Charles B. Curtis/2001*               --             --             --           100,000                      --

Hans H. Estin/1972                 1,213          1,065          4,401           100,000                 200,500
John A. Hill/1985 (4)(5)(8)        1,420          1,278          6,617           200,000                 269,000
Ronald J. Jackson/1996 (4)         1,210          1,062          4,390           100,000                 200,000
Paul L. Joskow/1997 (4)            1,210          1,062          4,390           100,000                 200,000
Elizabeth T. Kennan/1992           1,208          1,060          4,378           100,000                 199,500
Lawrence J. Lasser/1992(7)           666            432          2,359            92,500                 107,000
John H. Mullin, III/1997(4)        1,205          1,057          4,366           100,000                 199,000
Robert E. Patterson/1984           1,210          1,062          4,390           100,000                 200,000
William F. Pounds/1971(5)(6)         729            490          3,006           111,000                 127,000
George Putnam/1957(6)                666            432          2,359            92,834                 107,000
George Putnam, III/1984(8)         1,286          1,144          5,209           150,000                 225,000
A.J.C. Smith/1986(7)                 661            427          2,336            91,833                 106,000
W. Thomas Stephens/1997(4)         1,202          1,055          4,355           100,000                 198,500
W. Nicholas Thorndike/1992         1,193          1,048          4,322           100,000                 197,000


Estimated Aggregate compensation (1) from:

                              Putnam VT
                               American
                              Government    Putnam VT Capital     Putnam VT Growth        Putnam VT          Putnam VT
Trustee/Year                 Income Fund+   Appreciation Fund+   Opportunities Fund+   Technology Fund+    Voyager Fund II+
Jameson A. Baxter/1994 (4)      $122             $122                  $122                $122                $122

Charles B. Curtis/2001*           --               --                    --                  --                  --

Hans H. Estin/1972               122              122                   122                 122                 122
John A. Hill/1985 (4)(5)(8)      122              122                   122                 122                 122
Ronald J. Jackson/1996 (4)       122              122                   122                 122                 122
Paul L. Joskow/1997 (4)          122              122                   122                 122                 122
Elizabeth T. Kennan/1992         121              121                   121                 121                 121
Lawrence J. Lasser/1992(7)        68               68                    68                  68                  68
John H. Mullin, III/1997(4)      121              121                   121                 121                 121
Robert E. Patterson/1984         122              122                   122                 122                 122
William F. Pounds/1971(5)(6)      68               68                    68                  68                  68
George Putnam/1957(6)             68               68                    68                  68                  68
George Putnam, III/1984(8)       122              122                   122                 122                 122
A.J.C. Smith/1986(7)              67               67                    67                  67                  67
W. Thomas Stephens/1997(4)       120              120                   120                 120                 120
W. Nicholas Thorndike/1992       119              119                   119                 119                 119







COMPENSATION TABLE

Pension or retirement benefits accrued as part of fund expenses from:

                       Putnam VT
                        American
                       Government    Putnam VT       Putnam VT                    Putnam VT     Putnam VT    Putnam VT  Putnam VT
                         Income         Asia          Capital        Putnam VT    The George   Global Asset   Global      Growth
                         Fund         Pacific      Appreciation     Diversified   Putnam Fund   Allocation    Growth       and
Trustee/Year          (Estimated)   Growth Fund   Fund (Estimated)  Income Fund    of Boston       Fund        Fund    Income Fund
Jameson A. Baxter/
1994 (4)                   $26        $195            $40             $271           $167         $273        $738       $1,119

Charles B. Curtis/
2001*                       --          --             --               --             --           --          --           --

Hans H. Estin/
1972                        57         431             90              599            369          603        1632        2,472
John A. Hill/
1985 (4)(5)(8)              29         219             46              305            188          307         830        1,258
Ronald J. Jackson/
1996 (4)                    37         281             58              390            241          393       1,064        1,612
Paul L. Joskow/
1997 (4)                    16         117             24              163            101          164         445          673
Elizabeth T. Kennan/
1992                        38         288             60              400            247          403       1,091        1,653
Lawrence J. Lasser/
1992(7)                     29         219              0              305            188          307         832        1,260
John H. Mullin, III/
1997(4)                     23         176             37              244            151          246         666        1,009
Robert E. Patterson/
1984                        20         148             31              206            127          207         561          849
William F. Pounds/
1971(5)(6)                  67         502              0              698            431          702       1,902        2,881
George Putnam/
1957(6)                     55         416              0              578            357          582       1,576        2,388
George Putnam, III/
1984(8)                     13         101             21              140             86          141         381          578
A.J.C. Smith/
1986(7)                     42         316              0              440            272          443       1,200        1,817
W. Thomas Stephens/
1997(4)                     22         164             34              228            141          230         622          943
W. Nicholas Thorndike/
1992                        54         404             84              561            346          565       1,530        2,317


Pension or retirement benefits accrued as part of fund expenses from:

                               Putnam VT                                                                        Putnam VT
                                Growth            Putnam VT      Putnam VT                     Putnam VT       International
                            Opportunities      Health Sciences   High Yield      Putnam VT    International     Growth and
Trustee/Year               Fund (Estimated)         Fund           Fund         Income Fund    Growth Fund      Income Fund
Jameson A. Baxter/1994 (4)        $26               $181           $292             $255          $277             $209

Charles B. Curtis/2001*            --                 --             --               --            --               --

Hans H. Estin/1972                 57                400            646              563           612              462
John A. Hill/1985 (4)(5)(8)        29                204            329              286           311              235
Ronald J. Jackson/1996 (4)         37                261            421              367           399              301
Paul L. Joskow/1997 (4)            16                109            176              153           167              126
Elizabeth T. Kennan/1992           38                267            432              376           409              309
Lawrence J. Lasser/1992(7)         29                204            329              287           312              236
John H. Mullin, III/1997(4)        23                163            264              230           250              189
Robert E. Patterson/1984           20                137            222              193           210              159
William F. Pounds/1971(5)(6)       67                466            753              656           713              539
George Putnam/1957(6)              55                386            624              544           591              447
George Putnam, III/1984(8)         13                 93            151              132           143              108
A.J.C. Smith/1986(7)               42                294            475              414           450              340
W. Thomas Stephens(4)              22                153            247              215           233              176
W. Nicholas Thorndike/1992         54                375            606              528           573              433


Pension or retirement benefits accrued as part of fund expenses from:


                            Putnam VT    Putnam VT     Putnam VT       Putnam VT         Putnam VT OTC &     Putnam VT   Putnam VT
                            Investors   Money Market   New Value    New Opportunities       Emerging         Research    Small Cap
Trustee/Year                  Fund         Fund          Fund             Fund             Growth Fund         Fund      Value Fund
Jameson A. Baxter/1994 (4)    $261         $217          $169             $858                $173             $155         $26

Charles B. Curtis/2001*         --           --            --               --                  --               --          --

Hans H. Estin/1972             576          480           374            1,896                 383              343          57
John A. Hill/1985 (4)(5)(8)    293          244           190              965                 195              175          29
Ronald J. Jackson/1996 (4)     376          313           244            1,236                 250              224          37
Paul L. Joskow/1997 (4)        157          131           102              516                 104               94          16
Elizabeth T. Kennan/1992       385          321           250            1,268                 256              229          38
Lawrence J. Lasser/1992(7)     294          245           191              966                 195              175          29
John H. Mullin, III/1997(4)    235          196           153              774                 156              140          23
Robert E. Patterson/1984       198          165           128              651                 132              118          20
William F. Pounds/1971(5)(6)   671          559           436            2,209                 446              400          67
George Putnam/1957(6)          557          463           361            1,831                 370              332          55
George Putnam, III/1984(8)     135          112            87              443                  89               80          13
A.J.C. Smith/1986(7)           424          353           275            1,394                 281              252          42
W. Thomas Stephens(4)          220          183           143              723                 146              131          22
W. Nicholas Thorndike/1992     540          450           350            1,777                 359              322          54


Pension or retirement benefits accrued as part of fund expenses from:


                                   Putnam VT          Putnam VT
                                Technology Fund    Utilities Growth       Putnam VT         Putnam VT         Putnam VT
Trustee/Year                      (Estimated)       and Income Fund       Vista Fund       Voyager Fund     Voyager Fund II
Jameson A. Baxter/1994 (4)            $40                $291                $179              $1,013            $40

Charles B. Curtis/2001*                --                  --                  --                  --             --

Hans H. Estin/1972                     90                 642                 396               2,239             90
John A. Hill/1985 (4)(5)(8)            46                 327                 201               1,139             46
Ronald J. Jackson/1996 (4)             58                 419                 258               1,460             58
Paul L. Joskow/1997 (4)                24                 175                 108                 610             24
Elizabeth T. Kennan/1992               60                 430                 265               1,497             60
Lawrence J. Lasser/1992(7)              0                 327                 202               1,141              0
John H. Mullin, III/1997(4)            37                 262                 162                 914             37
Robert E. Patterson/1984               31                 221                 136                 769             31
William F. Pounds/1971(5)(6)            0                 749                 462               2,609              0
George Putnam/1957(6)                   0                 621                 383               2,163              0
George Putnam, III/1984(8)             21                 150                  93                 523             21
A.J.C. Smith/1986(7)                    0                 472                 291               1,646              0
W. Thomas Stephens(4)                  34                 245                 151                 854             34
W. Nicholas Thorndike/1992             84                 602                 371               2,099             84



+ Reflects estimated amounts to be paid for the current fiscal year.


* Mr. Charles Curtis was elected by the Board of Trustees as Trustee effective July 1, 2001. Mr. Hans Estin retired from the Board of
Trustees effective June 30, 2001.


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.

(3) As of December 31, 2000, there were 124 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.

The total amount of deferred compensation payable to Ms. Baxter as of December 31, 2000 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund and Putnam VT Income Fund, was $8,018, $11,843, $2,200, $905 $3,201 and $781 respectively, including income earned on such amount.

The total amount of deferred compensation payable to Mr. Hill as of December 31, 2000 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund, was $50,237, $39,090, $8,584, $20,218 $12,527, $18,962, $14,068, and
$12,757, respectively, including income earned on such amount.

The total amount of deferred compensation payable to Mr. Jackson as of December 31, 2000 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund, was $24,811, $18,506, $5,542, $13,449, $7,153, $17,580, $5,048, and
$6,031 respectively, including income earned on such amount.

The total amount of deferred compensation payable to Mr. Joskow as of December 31, 2000 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund, was $15,460, $11,983, $1,449, $2,690, $1,704, $3,718, $1,081, and $1,705
respectively, including income earned on such amount.

The total amount of deferred compensation payable to Mr. Mullin as of December 31, 2000 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund, was $13,407, $9,957, $3,013, $7,143, $4,365, $8,699, $3,156 and $4,316,
respectively, including income earned on such amount.

The total amount of deferred compensation payable to Mr. Stephens as of December 31, 2000 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund, was $15,114, $10,500, $3,020, $5,538, $3,755, $7,239, $2,745, and $3,476
respectively, including income earned on such amount.

(5) Includes additional compensation for services through June 30, 2000.

(6) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2000.

(7) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees.
The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to that date.

(8) Includes additional compensation for services commencing July 1, 2000.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in this SAI.

Share ownership


At July 31, 2001 the officers and Trustees as a group owned directly no shares of the Trust or any fund. As of that date, less than 1% of the value of the accumulation units with respect to any fund was attributable to the officers and Trustees of the Trust, as a group, owning variable annuity contracts or variable life insurance policies issued by the insurers listed in the following tables or by other insurers that may hold shares of a fund. Except to the extent set forth below, no person owned of record or to the knowledge of the Trust beneficially 5% or more of the shares of any fund as of July 31, 2001.




Fund and class                       Shareholder name and address       Percentage owned
Putnam VT American Government Income
Fund Class IA                        Hartford Life****                      100.00%


Putnam VT American Government Income
Fund Class IB                        Allstate Life Insurance Co.*            89.30%

Putnam VT American Government Income
Fund Class IB                        Allstate Life of New York*               5.50%

Putnam VT American Government Income
Fund Class IB                        Hartford Life****                        5.00%

Putnam VT Asia Pacific Growth
Fund Class IA                        Hartford Life****                       95.80%

Putnam VT Asia Pacific Growth
Fund Class IB                        Allstate Life Insurance Co.*            84.50%

Putnam VT Asia Pacific Growth
Fund Class IB                        Hartford Life****                       11.10%

Putnam VT Capital Appreciation
Fund Class IA                        Hartford Life****                       78.70%

Putnam VT Capital Appreciation
Fund Class IA                        Putnam Investments, LLC*******          21.20%

Putnam VT Capital Appreciation
Fund Class IB                        Allstate Life Insurance Co.*            88.20%

Putnam VT Capital Appreciation
Fund Class IB                        Allstate Life Of New York*               7.00%

Putnam VT Diversified Income
Fund Class IA                        Hartford Life****                       97.00%

Putnam VT Diversified Income
Fund Class IB                        Allstate Life Insurance Co.*            78.00%

Putnam VT Diversified Income
Fund Class IB                        Hartford Life****                        7.30%

Putnam VT Diversified Income
Fund Class IB                        Allstate Life Of New York*               6.70%

Putnam VT George Putnam Fund
of Boston Class IA                   Hartford Life****                      100.00%

Putnam VT George Putnam Fund
of Boston Class IB                   Allstate Life Insurance Co.*            85.00%

Putnam VT George Putnam Fund
of Boston Class IB                   Hartford Life****                       10.40%

Putnam VT Global Asset Allocation
Fund Class IA                        Hartford Life****                       99.90%

Putnam VT Global Asset Allocation
Fund Class IB                        Allstate Life Insurance Co.*            59.00%

Putnam VT Global Asset Allocation
Fund Class IB                        Hartford Life****                       19.50%

Putnam VT Global Asset Allocation
Fund Class IB                        ICMG Hartford Life Series III-V*****     8.50%

Putnam VT Global Asset Allocation
Fund Class IB                        Allstate Life of New York*               7.30%

Putnam VT Global Growth Fund
Class IA                             Hartford Life****                       99.80%

Putnam VT Global Growth Fund
Class IB                             Allstate Life Insurance Co.*            76.10%

Putnam VT Global Growth Fund
Class IB                             Hartford Life****                        8.50%

Putnam VT Global Growth Fund
Class IB                             Aegon PFL First Union******              8.10%

Putnam VT Global Growth Fund
Class IB                             Allstate Life Of New York*               6.80%

Putnam VT Growth and Income
Fund Class IA                        Hartford Life****                       97.70%

Putnam VT Growth and Income
Fund Class IB                        Allstate Life Insurance Co.*            79.40%

Putnam VT Growth and Income
Fund Class IB                        Hartford Life****                        7.60%

Putnam VT Growth and Income Fund
Class IB                             Allstate Life of New York*               5.00%

Putnam VT Growth Opportunities
Fund Class IA                        Hartford Life****                      100.00%

Putnam VT Growth Opportunities
Fund Class IB                        Allstate Life Insurance Co.*            78.20%

Putnam VT Growth Opportunities
Fund Class IB                        Hartford Life****                        9.00%

Putnam VT Growth Opportunities
Fund Class IB                        Allstate Life Of New York*               8.20%

Putnam VT Health Sciences
Fund Class IA                        Hartford Life****                      100.00%

Putnam VT Health Sciences
Fund Class IB                        Allstate Life Insurance Co.*            81.30%

Putnam VT Health Sciences
Fund Class IB                        Hartford Life****                       10.80%

Putnam VT Health Sciences Fund
Class IB                             Allstate Life Of New York*               6.00%

Putnam VT High Yield Fund Class IA   Hartford Life****                       99.10%

Putnam VT High Yield Fund Class IB   Allstate Life Insurance Co.*            70.70%

Putnam VT High Yield Fund Class IB   Hartford Life****                       13.40%

Putnam VT High Yield Fund Class IB   American Express IDS Life VUL***         6.70%

Putnam VT High Yield Fund Class IB   Allstate Life of New York*               5.10%

Putnam VT Income Fund Class IA       Hartford Life****                       98.70%

Putnam VT Income Fund Class IB       Allstate Life Insurance Co.*            84.00%

Putnam VT Income Fund Class IB       Hartford Life****                        8.80%

Putnam VT Income Fund Class IB       Allstate Life Of New York*               6.30%

Putnam VT International Growth and
Income Fund Class IA                 Hartford Life****                       99.90%

Putnam VT International Growth and
Income Fund Class IB                 Allstate Life Insurance Co.*            74.30%

Putnam VT International Growth and
Income Fund Class IB                 Hartford Life****                       10.00%

Putnam VT International Growth and   American General Life
Income Fund Class IB                 Insurance Company**                      5.30%

Putnam VT International Growth
Fund Class IA                        Hartford Life****                       95.00%

Putnam VT International Growth
Fund Class IB                        Allstate Life Insurance Co.*            57.00%

Putnam VT International Growth
Fund Class IB                        Allstate Northbrook Life*               14.20%

Putnam VT International Growth
Fund Class IB                        Hartford Life****                        8.00%

Putnam VT International New
Opportunities Fund Class IA          Hartford Life****                       97.80%

Putnam VT International New
Opportunities Fund Class IB          American Express IDS Rava 1***          38.20%

Putnam VT International
New Opportunities Fund Class IB      American Express IDS Rava 2***          32.60%

Putnam VT International New
Opportunities Funds Class IB         Allstate Life Insurance Co.*            18.90%

Putnam VT Investors Fund Class IA    Hartford Life****                      100.00%

Putnam VT Investors Fund Class IB    Allstate Life Insurance Co.*            84.60%

Putnam VT Investors Fund Class IB    Hartford Life****                        8.80%

Putnam VT Investors Fund Class IB    Allstate Life Of New York*               6.40%

Putnam VT Money Market Fund
Class IA                             Hartford Life****                       98.90%

Putnam VT Money Market Fund
Class IB                             Allstate Life Insurance Co.*            57.50%

Putnam VT Money Market Fund
Class IB                             Hartford Life****                       29.10%

Putnam VT Money Market Fund
Class IB                             Aegon PFL First Union******              7.20%

Putnam VT Money Market Fund
Class IB                             Allstate Life of New York                6.00%

Putnam VT New Opportunities Fund
Class IA                             Hartford Life****                       67.60%

Putnam VT New Opportunities Fund     American Express IDS Life
Class IA                             Flex Portfolio Annuity***               18.90%

Putnam VT New Opportunities Fund
Class IA                             American Express IDS Life VUL***         8.60%

Putnam VT New Opportunities Fund
Class IB                             Allstate Life Insurance Co.*            82.70%

Putnam VT New Opportunities Fund
Class IB                             Hartford Life****                       10.20%

Putnam VT New Opportunities Fund
Class IB                             Allstate Life Of New York*               6.90%

Putnam VT New Value Fund Class IA    Hartford Life****                       99.50%

Putnam VT New Value Fund Class IB    Allstate Life Insurance Co.*            79.70%

Putnam VT New Value Fund Class IB    Hartford Life****                        8.90%

Putnam VT New Value Fund Class IB    Aegon PFL First Union******              6.30%

Putnam VT OTC & Emerging Growth
Fund Class IA                        Hartford Life****                      100.00%

Putnam VT OTC & Emerging Growth
Fund Class IB                        Allstate Life Insurance Co.*            78.50%

Putnam VT OTC & Emerging Growth
Fund Class IB                        Hartford Life****                        9.20%

Putnam VT OTC & Emerging Growth
Fund Class IB                        ICMG Hartford Life Series III-V*****     6.80%

Putnam VT OTC & Emerging Growth
Fund Class IB                        Allstate Life of New York*               5.40%

Putnam VT Research Fund Class IA     Hartford Life****                      100.00%

Putnam VT Research Fund Class IB     Allstate Life Insurance Co.*            87.70%

Putnam VT Research Fund Class IB     Hartford Life****                        6.90%

Putnam VT Research Fund Class IB     Allstate Life of New York*               5.20%

Putnam VT Small Cap Value Class IA   Hartford Life****                       99.90%

Putnam VT Small Cap Value Class IB   Allstate Life Insurance Co.*            75.00%

Putnam VT Small Cap Value Class IB   Travelers Life Insurance Company******** 8.60%

Putnam VT Small Cap Value Class IB   Hartford Life****                        5.30%

Putnam VT Small Cap Value Class IB   Allstate Life of New York*               5.00%

Putnam VT Technology Fund Class IA   Hartford Life****                       96.20%

Putnam VT Technology Fund Class IB   Allstate Life Insurance Co.*            96.50%

Putnam VT Technology Fund Class IB   Allstate Life of New York*               5.40%

Putnam VT Utilities Growth and
Income Fund Class IA                 Hartford Life****                       98.70%

Putnam VT Utilities Growth and
Income Fund Class IB                 Allstate Life Insurance Co.*            83.60%

Putnam VT Utilities Growth and
Income Fund Class IB                 Hartford Life****                        9.60%

Putnam VT Utilities Growth and
Income Fund Class IB                 Allstate Life Of New York*               6.60%

Putnam VT Vista Fund Class IA        Hartford Life****                       97.60%

Putnam VT Vista Fund Class IB        Allstate Life Insurance Co.*            31.60%

Putnam VT Vista Fund Class IB        American Express IDS Rava 1***          26.90%

Putnam VT Vista Fund Class IB        American Express IDS Rava 2***          21.60%

Putnam VT Voyager Fund Class IA      Hartford Life****                       96.10%

Putnam VT Voyager Fund Class IB      Allstate Life Insurance Co.*            73.60%

Putnam VT Voyager Fund Class IB      Hartford Life****                        8.60%

Putnam VT Voyager Fund Class IB      Allstate Northbrook Life*                6.30%

Putnam VT Voyager Fund Class IB      Allstate Life of New York*               5.10%

Putnam VT Voyager Fund II Class IA   Hartford Life****                       68.50%

Putnam VT Voyager Fund II Class IA   Putnam Investments, LLC*******          31.40%

Putnam VT Voyager Fund II Class IB   Allstate Life Insurance Co.*            67.30%

Putnam VT Voyager Fund II Class IB   Travelers Life & Annuity Co.********     8.40%

Putnam VT Voyager Fund II Class IB   American General Life
                                     Insurance Company**                      7.70%


The addresses for the shareholders listed above are:

       * Allstate Life Insurance Co., 3100 Sanders Rd., Northbrook, IL  60062
      ** American General Life Insurance Company, 2727-A Allen Parkway, Houston, TX  77019
     *** American Express Financial Advisors, 733 Marquette Avenue, Minneapolis, MN  55041
    **** The Hartford, 200 Hopmeadow St., Simsbury, CT  06089
   ***** ICMG Variable Life Insurance Co., 100 Campus Drive, Suite 250, Florham Park, NJ  07932
  ****** c/o TransAmerica Life Insurance Co., 4333 Edgewood Rd. NE, Cedar Rapids, IA  52499
 ******* Putnam Investments, LLC, One Post Office Square, Boston, MA  02109

******** The Travelers Life Insurance Company, One Tower Square, Hartford, CT 06183



Each of the insurance companies has agreed to vote its shares in proportion to and in the manner instructed by contract and policy owners. Allstate Life Insurance Co., American General Life Insurance Company, American Express Financial Advisors, The Hartford, ICMG Life Insurance Company, TransAmerica Life Insurance Company and The
Travelers Life Insurance Company, or any of them together, may be deemed to be a controlling person of each of the funds.


Distribution fees

During fiscal 2000, class IB shares of the funds paid the following 12b-1 fees to Putnam Retail Management:

Putnam VT American Government Income Fund(i)         $2,397

Putnam VT Asia Pacific Growth Fund                   12,906

Putnam VT Capital Appreciation Fund(iii)                124

Putnam VT Diversified Income Fund                    70,343

Putnam VT The George Putnam Fund of Boston           97,581

Putnam VT Global Asset Allocation Fund               19,480

Putnam VT Global Growth Fund                        108,681

Putnam VT Growth and Income Fund                    493,726

Putnam VT Growth Opportunities Fund(i)               28,501

Putnam VT Health Sciences Fund                       88,046

Putnam VT High Yield Fund                            43,743

Putnam VT Income Fund                                51,432

Putnam VT International Growth Fund                 169,329

Putnam VT International Growth and Income            36,890

Putnam VT International New Opportunities Fund      201,732

Putnam VT Investors Fund                            313,305

Putnam VT Money Market Fund                          92,922

Putnam VT New Opportunities Fund                    269,221

Putnam VT New Value Fund                             26,952

Putnam VT OTC & Emerging Growth Fund                102,553

Putnam VT Research Fund                              87,385

Putnam VT Small Cap Value Fund                       25,554

Putnam VT Technology Fund(ii)                         5,837

Putnam VT Utilities Growth and Income Fund           38,273

Putnam VT Vista Fund                                256,774

Putnam VT Voyager Fund                              525,387

Putnam VT Voyager Fund II(iii)                          293

  (i) Commenced operations on February 1, 2000
 (ii) Commenced operations on June 14, 2000
(iii) Commenced operations on September 29, 2000

Investor servicing and custody fees and expenses

During fiscal 2000, the Trust incurred $22,711,022 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company. Each fund incurred the following fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company:

Putnam VT American Government Income Fund(i)        $11,210

Putnam VT Asia Pacific Growth Fund                  437,673

Putnam VT Capital Appreciation Fund(iii)                843

Putnam VT Diversified Income Fund                   530,967

Putnam VT The George Putnam Fund of Boston          310,521

Putnam VT Global Asset Allocation Fund            1,139,013

Putnam VT Global Growth Fund                      2,521,584

Putnam VT Growth and Income Fund                  3,219,305

Putnam VT Growth Opportunities Fund(i)               96,485

Putnam VT Health Sciences Fund                      322,154

Putnam VT High Yield Fund                           506,830

Putnam VT Income Fund                               482,725

Putnam VT International Growth Fund               1,402,998

Putnam VT International Growth and Income Fund      649,850

Putnam VT International New Opportunities Fund      965,775

Putnam VT Investors Fund                            611,394

Putnam VT Money Market Fund                         394,325

Putnam VT New Opportunities Fund                  2,773,585

Putnam VT New Value Fund                            198,495

Putnam VT OTC & Emerging Growth Fund                396,668

Putnam VT Research Fund                             263,801

Putnam VT Small Cap Value Fund                      118,149

Putnam VT Technology Fund(ii)                        60,965

Putnam VT Utilities Growth and Income Fund          559,491

Putnam VT Vista Fund                                550,662

Putnam VT Voyager Fund                            4,184,275

Putnam VT Voyager Fund II(iii)                        1,299

  (i) Commenced operations on February 1, 2000
 (ii) Commenced operations on June 14, 2000
(iii) Commenced operations on September 29, 2000




INVESTMENT PERFORMANCE

Standard performance measures
(for periods ended 12/31/00)

CLASS IA SHARES                                            Average Annual Total Return
                                                                                              10
                                                  Inception               1       5      years/Life
Fund                                                Date        Yield*   year   years     of fund
Putnam VT American Government Income Fund          2/1/00        5.51     N/A     N/A         N/A
Putnam VT Asia Pacific Growth Fund                 5/1/95              -44.21    0.38        0.74
Putnam VT Capital Appreciation Fund               9/29/00                 N/A     N/A         N/A
Putnam VT Diversified Income Fund                 9/15/93       10.27    0.19    3.26        4.41
Putnam VT The George Putnam Fund of Boston        4/30/98        3.21    9.82     N/A        4.84
Putnam VT Global Asset Allocation Fund            1/14/88        2.76   -4.87   10.81       11.68
Putnam VT Global Growth Fund                       5/1/90              -29.64   15.07       13.37
Putnam VT Growth and Income Fund                  1/14/88        1.37    8.11   13.92       14.67
Putnam VT Growth Opportunities Fund                2/1/00                 N/A     N/A         N/A
Putnam VT Health Sciences Fund                    4/30/98               39.14     N/A       15.34
Putnam VT High Yield Fund                         1/14/88       13.04   -8.45    3.32       11.02
Putnam VT Income Fund                             1/14/88        6.47    8.01    4.96        7.61
Putnam VT International Growth Fund                1/2/97               -9.48     N/A       18.96
Putnam VT International Growth and Income Fund     1/2/97        1.24    1.36     N/A       13.86
Putnam VT International New Opportunities Fund     1/2/97              -38.56     N/A        9.56
Putnam VT Investors Fund                          4/30/98              -18.47     N/A        8.31
Putnam VT Money Market Fund                       1/14/88        6.34    6.03    5.28        4.79
Putnam VT New Opportunities Fund                   5/2/94              -26.09   16.16       19.68
Putnam VT New Value Fund                           1/2/97               22.59     N/A       11.35
Putnam VT OTC & Emerging Growth Fund              4/30/98              -51.03     N/A        4.33
Putnam VT Research Fund                           9/30/98               -1.84     N/A       19.63
Putnam VT Small Cap Value Fund                    4/30/99               24.62     N/A       16.44
Putnam VT Technology Fund                         6/14/00                 N/A     N/A         N/A
Putnam VT Utilities Growth and Income Fund         5/4/92        2.56   17.61   14.59       13.18
Putnam VT Vista Fund                               1/2/97               -3.98     N/A       21.31
Putnam VT Voyager Fund                            1/14/88              -16.41   18.64       20.39
Putnam VT Voyager Fund II                         9/29/00                 N/A     N/A         N/A

* Information shown for all funds except Putnam VT Money Market Fund represents 30-day yield. Information shown for Putnam VT Money Market
Fund represents 7-day yield.



CLASS IB SHARES                                            Average Annual Total Return
                                                                                              10
                                                  Inception               1       5      years/Life
Fund                                                Date        Yield*   year   years     of fund
Putnam VT American Government Income Fund          2/1/00        5.36     N/A     N/A         N/A
Putnam VT Asia Pacific Growth Fund                 5/1/95              -44.34    0.21        0.58
Putnam VT Capital Appreciation Fund               9/29/00                 N/A     N/A         N/A
Putnam VT Diversified Income Fund                 9/15/93       10.11   -0.07    3.08        4.24
Putnam VT The George Putnam Fund of Boston        4/30/98        3.07    9.62     N/A        4.75
Putnam VT Global Asset Allocation Fund            1/14/88        2.62   -4.87   10.72       11.56
Putnam VT Global Growth Fund                       5/1/90              -29.75   14.90       13.20
Putnam VT Growth and Income Fund                  1/14/88        1.23    7.92   13.76       14.50
Putnam VT Growth Opportunities Fund                2/1/00                 N/A     N/A         N/A
Putnam VT Health Sciences Fund                    4/30/98               38.86     N/A       15.22
Putnam VT High Yield Fund                         1/14/88       12.88   -8.51    3.22       10.87
Putnam VT Income Fund                             1/14/88        6.32    7.79    4.82        7.45
Putnam VT International Growth Fund                1/2/97               -9.61     N/A       18.79
Putnam VT International Growth and Income Fund     1/2/97        1.10    1.33     N/A       13.73
Putnam VT International New Opportunities Fund     1/2/97              -38.67     N/A        9.42
Putnam VT Investors Fund                          4/30/98              -18.64     N/A        8.14
Putnam VT Money Market Fund                       1/14/88        6.19    5.82    5.19        4.64
Putnam VT New Opportunities Fund                   5/2/94              -26.20   15.98       19.51
Putnam VT New Value Fund                           1/2/97               22.37     N/A       11.22
Putnam VT OTC & Emerging Growth Fund              4/30/98              -51.09     N/A        4.22
Putnam VT Research Fund                           9/30/98               -1.98     N/A       19.45
Putnam VT Small Cap Value Fund                    4/30/99               24.44     N/A       16.27
Putnam VT Technology Fund                         6/14/00                 N/A     N/A         N/A
Putnam VT Utilities Growth and Income Fund         5/4/92        2.42   17.45   14.45       13.03
Putnam VT Vista Fund                               1/2/97               -4.09     N/A       21.17
Putnam VT Voyager Fund                            1/14/88              -16.54   18.47       20.21
Putnam VT Voyager Fund II                         9/29/00                 N/A     N/A         N/A

* Information shown for all funds except Putnam VT Money Market Fund represents 30-day yield. Information shown for Putnam VT Money Market Fund represents 7-day yield.

The foregoing performance information reflects an expense limitation applicable to Putnam VT Utilities Growth and Income Fund for fiscal 1992; Putnam VT New Opportunities Fund for fiscal 1994; Putnam VT Asia Pacific Growth Fund for fiscal 1995; Putnam VT International Growth Fund and Putnam VT International New Opportunities Fund for fiscal 1997; Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund and Putnam VT Research Fund for fiscal 1998; Putnam VT OTC & Emerging Growth Fund and Putnam VT Research Fund for fiscal 1998; and Putnam VT American Government Income Fund for fiscal 2000. In the absence of the expense limitation applicable to these funds for such periods, total return (and yield, in the case of Putnam VT The George Putnam Fund of Boston) shown would have been lower. The per share amount of the applicable expense limitation is set forth in the section of the prospectus entitled "Financial highlights." Performance information presented for the funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under their variable annuity contracts. These charges and expenses are not reflected in the funds' performance and would reduce an investor's return under the annuity contract.

See "Standard performance measures" in Part II of this SAI for information on how performance is calculated.


ADDITIONAL OFFICERS


In addition to the persons listed as officers of the Trust in Part II of this SAI, each of the following persons is also a Vice President of the Trust and certain of the other Putnam funds, the total of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, LLC.


Officer Name (Age) (Number of funds)


Michael K. Arends (47) (2 funds), Senior Vice President of Putnam
Management. Prior to November 1997, Mr. Arends was a Managing Director - Equities at Phoenix Duff & Phelps.

Joshua L. Byrne (37) (4 funds), Senior Vice President of Putnam
Management.

Dana Clark (46) (3 funds), Vice President of Putnam Management.

C. Beth Cotner (48) (2 funds), Managing Director of Putnam Management. Prior to September 1995, Ms. Cotner was an Executive Vice President at Kemper Financial Services.

Kevin M. Cronin (40) (5 funds), Managing Director of Putnam
Management. Prior to February 1997, Mr. Cronin was a Vice President and Fund Manager at MFS Investment Management.


Simon Davis (35) (5 funds), Senior Vice President of Putnam Management. Prior to September 2000, Mr. Davis was lead Fund Manager at Deutsche Asset Management.

Stephen P. Dexter (43) (6 funds), Senior Vice President of Putnam
Management. Prior to June 1999, Mr. Dexter was a Senior Vice President and Senior Portfolio Manager at Scudder Kemper Inc.


Kevin M. Divney (36) (4 funds), Senior Vice President of Putnam
Management. Prior to July 1997, Mr. Divney was an Investment Officer at Franklin Portfolio.

Kenneth J. Doerr (35) (5 funds), Senior Vice President of Putnam
Management. Prior to November 2000, Mr. Doerr was a Portfolio Manager at Equinox Capital Management.


Joanne M. Driscoll, (31) (2 funds), Vice President of Putnam Management.


Nathan W. Eigerman (34) (2 funds), Senior Vice President of Putnam
Management.

Richard B. England, (42) (6 funds), Senior Vice President of Putnam
Management.


Roland W. Gillis (51) (7 funds), Managing Director of Putnam Management.

Peter J. Hadden (39) (3 funds), Senior Vice President of Putnam
Management.


Joseph P. Joseph (43) (5 funds), Managing Director of Putnam
Management.

Omid Kamshad (38) (5 funds), Managing Director of Putnam Management. Prior to January 1996 Mr. Kamshad was Director of Investments at Lombard Odier International.

David L. King (44) (4 funds), Managing Director of Putnam Management.


Steven L. Kirson (40) (3 funds), Senior Vice President of Putnam
Management.


Jeffrey L. Knight (36) (3 funds), Senior Vice President of Putnam
Management.

Karen R. Korn (38) (2 funds), Senior Vice President of Putnam
Management.

Deborah F. Kuenstner (43) (4 funds), Managing Director of Putnam
Management. Prior to March 1997, Ms. Kuenstner was a Senior Portfolio Manager at Dupont Pension Fund Investment.

Jeffrey R. Lindsey (39) (6 funds), Managing Director of Putnam
Management.


Saba S. Malak (35) (2 funds) Senior Vice President of Putnam Management. Prior to October 1997, Mr. Malak was a Consultant/Manager at The Boston Consulting Group.


Richard D. Manuel, Jr. (34) (2 funds), Senior Vice President of Putnam
Management.

Paul Marrkand (42) (5 funds), Senior Vice President of Putnam
Management.

Krishna K. Memani (41) (3 funds), Managing Director of Putnam
Management. Prior to September 1998 Mr. Memani was a Principal at Morgan Stanley & Co.


Christopher G. Miller (34) (2 funds), Senior Vice President of Putnam Management. Prior to January 1998, Mr. Lewis was a Portfolio Manager at Analytic TSA Global Asset Management.


Daniel L. Miller (44) (4 funds), Managing Director of Putnam
Management.

Jeanne L. Mockard (38) (5 funds), Senior Vice President of Putnam
Management.

Colin Moore (42) (3 funds), Managing Director of Putnam Management. Prior to May 2000, Mr. Moore was Chief Investment Officer at Rockefeller & Co., Inc.


Kelly A. Morgan (38) (3 funds), Managing Director of Putnam Management. Prior to December 1996, Ms. Morgan was a Senior Vice President at
Alliance Capital Management L.P.




Michael J. Mufson (38) (3 funds), Managing Director of Putnam
Management.


Hugh H. Mullin (39) (3 funds), Senior Vice President of Putnam
Management.

Michael E. Nance (34) (3 funds), Senior Vice President of Putnam
Management. Prior to May 2001, Mr. Nance was a Senior Vice President at Kobrick Funds LLC.


Stephen Oler (40) (4 funds), Senior Vice President of Putnam Management. Prior to June 1997, Mr. Oler was a Vice President at Templeton
Investments, and prior to March 1996 was Senior Vice President at Baring Asset Management Co.


Stephen M. Oristaglio (46) (89 funds), Senior Managing Director of Putnam Management. Prior to July 1998, Mr. Oristaglio was a Managing Director at Swiss Bank Corp.

Margery C. Parker (51) (5 funds), Senior Vice President of Putnam
Management. Prior to December 1997, Ms. Parker was a Vice President and Portfolio Manager at Keystone Investments.


Carmel Peters (50) (4 funds), Senior Vice President of Putnam
Management. Prior to May 1997, Ms. Peters was a Managing Director and CIO of Wheelock Natwest Investment Management and prior to February 1996, Ms. Peters was a Director and CIO of Rothschild Asset Management Asia Pacific.

James Prusko (35) (6 funds), Senior Vice President of Putnam Management.

David J. Santos (43) (6 funds), Senior Vice President of Putnam
Management.

Justin M. Scott (43) (4 funds), Managing Director of Putnam Management.


Anthony R. Sellitto, III (36) (4 funds), Senior Vice President of Putnam Management. Prior to September 2000, Mr. Sellitto was a Portfolio Manager at Berger Associates and prior to January 1998, he was a Vice President, Assistant Portfolio Manager and Analyst at Crestone Capital Management.


Edward T. Shadek, Jr. (40) (3 funds), Managing Director of Putnam
Management. Prior to March 1997, Mr. Shadek was a Portfolio Manager at Newbold's Asset Management Co.


Sheldon N. Simon (44) (2 funds), Senior Vice President of Putnam
Management.


Margaret D. Smith (41) (2 funds), Senior Vice President of Putnam
Management.


Erin J. Spatz (36) (2 funds), Senior Vice President of Putnam
Management.  Prior to May 1996, Ms. Spatz was a Vice President at
Pioneer Funds.

Michael P. Stack (42) (3 funds), Senior Vice President of Putnam
Management.  Prior to November 1997, Mr. Stack was a Senior Vice
President and Portfolio Manager at Independence Investment Associates
Inc.

George W. Stairs (51) (5 funds), Senior Vice President of Putnam
Management.

Lisa H. Svensson (39) (3 funds), Senior Vice President of Putnam
Management.

Robert J. Swift (41) (5 funds), Managing Director of Putnam
Management.


David L. Waldman (35) (5 funds), Managing Director of Putnam Management. Prior to June 1997, Mr. Waldman was a Senior Portfolio Manager at Lazard Freres.

Paul C. Warren (40) (5 funds), Managing Director of Putnam Management. Prior to May 1997, Mr. Warren was a Director at IDS Fund Management.

Richard B. Weed (37) (2 funds), Senior Vice President of Putnam
Management. Prior to December 2000, Mr. Weed was a Senior Portfolio Manager at State Street Research.

Manuel Weiss (52) (2 funds), Managing Director of Putnam Management.

Eric M. Wetlaufer (39) (4 funds), Managing Director of Putnam
Management.  Prior to November 1997, Mr. Wetlaufer was a Managing
Director and Portfolio Manager at Cadence Capital Management.


James C. Wiess (41) (2 funds), Senior Vice President of Putnam
Management. Prior to April 2000, Mr. Wiess was a Portfolio Manager at JP Morgan Company.

Michael R. Yogg (55) (2 funds), Senior Vice President of Putnam
Management. Prior to April 1997, Mr. Yogg was a Portfolio Manager at State Street Research.


INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, are the Trust's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants, financial highlights and financial statements included in the Trust's Annual Report for the fiscal year ended December 31, 2000, filed electronically on March 12, 2001 (File No. 811-5346), are incorporated by reference into this SAI. The financial highlights included in the prospectuses and incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.

PUTNAM VARIABLE TRUST
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
PART II

As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in the fund's prospectus or Part I of this SAI, or by applicable law, the fund may engage in each of the practices described below.


MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

Foreign Investments

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with
investments in "emerging markets."   For example, political and economic
structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage without limit in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Investments in Miscellaneous Fixed-Income Securities

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values
of lower-rated securities.   Changes by nationally recognized securities
rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Loan Participations

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Mortgage Related and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.
These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.
The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. These types of instruments are often structured to perform in a similar fashion to a broad based securities index. Investing in these types of securities involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Alternative Investment Strategies

Under normal market conditions, each fund seeks to remain fully invested and to minimize its cash holdings. However, at times Putnam Management may judge that market conditions make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the funds may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or any other securities Putnam Management considers consistent with such defensive strategies.

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.


While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.


The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Futures Contracts and Related Options

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index.
The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI.


TAXES


Tax requirements for variable annuity and variable life insurance separate accounts. Internal Revenue Service regulations applicable to variable annuity and variable life insurance separate accounts generally require that portfolios that serve as the funding vehicles for such separate accounts meet a diversification requirement. A portfolio will meet this requirement if it invests no more than 55% of the value of its assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. Alternatively, a portfolio will be treated as meeting this diversification requirement for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies described below and no more than 55% of the value of its total assets consist of cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Each of the funds intends to comply with these requirements. Please refer to the prospectus of the separate accounts that hold interests in the funds for a discussion of the tax consequences of variable annuity and variable life contracts.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends
(including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Hedging transactions. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Securities issued or purchased at a discount. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding.

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 2000 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisers with respect to the potential application of these new regulations.


MANAGEMENT


Trustees Name (Date of birth)

John A. Hill (1/31/42), Chairman and Trustee. Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors). Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, St. Lukes-Roosevelt of New York, Sarah Lawrence College and various private companies owned by First Reserve Corporation.


Jameson A. Baxter (9/6/43), Trustee. President, Baxter Associates, Inc. (a management consulting and private investments firm). Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), and Ryerson Tull, Inc. (a steel service corporation). Chairman Emeritus of the Board of Trustees, Mount Holyoke College.


Charles B. Curtis (4/27/40), Trustee. President and Chief Operating Officer, Nuclear Threat Initiative. Member of the Department of Defense's Policy Board, the Council on Foreign Relations, the Electric Power Research Institute Advisory Council, the Board of Directors of the Gas Technology Institute, the University of Chicago Board of Governors for Argonne National Laboratory, the Board of Directors of EG&G Technical Services, Inc. (fossil energy research and development support), and the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University.


Ronald J. Jackson (12/17/43), Trustee. Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer).

Paul L. Joskow (6/30/47), Trustee. Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology. Director, National Grid Group (a UK based holding company with interests in electric power and telecommunications networks), State Farm Indemnity Company (an automobile insurance company) and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council.


Elizabeth T. Kennan (2/25/38), Trustee. President Emeritus of Mount Holyoke College. Director, Northeast Utilities, Talbots (a distributor of women's apparel) and Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming). Trustee of Franklin Pierce College.


*Lawrence J. Lasser (11/1/42), Trustee and Vice President. President, Chief Executive Officer and Director of Putnam Investments, LLC and Putnam Investment Management, LLC. Director of Marsh & McLennan
Companies, Inc. and the United Way of Massachusetts Bay.

John H. Mullin, III (6/15/41), Trustee. Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming). Director of Graphic Packaging International Corp. (a company engaged in the manufacture of packaging products, formerly known as ACX Technologies, Inc.), Alex. Brown Realty, Inc., The Liberty Corporation (a company engaged in the broadcasting industry) and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light).

+Robert E. Patterson (3/15/45), Trustee. President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Director of Brandywine Trust Company.

*George Putnam III (8/10/51), President and Trustee. President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser). Director of The Boston Family Office, L.L.C. (a registered investment advisor).

*A.J.C. Smith (4/13/34), Trustee.  Director of Marsh & McLennan
Companies, Inc. and Trident Corp. (a limited partnership with over 30 institutional investors).


W. Thomas Stephens (9/2/42), Trustee. President and Chief Executive Officer of MacMillan Bloedel Ltd. (a forest products and building materials company). Chairman of Mail-Well (a printing and energy company). Director of Qwest Communications, Xcel Energy Inc. (a public utility company, formerly known as New Century Energies), Trans Canada Pipeliners and Norske Skog Canada Ltd. (a paper company formerly known as Fletcher Challenger Canada).

W. Nicholas Thorndike (3/28/33), Trustee. Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer) and Providence Journal Co.(a newspaper publisher). Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust) and Northeastern University. Member of the Advisory Board of National Grid USA (an electric company).

Officers Name (Date of birth)


Charles E. Porter (7/26/38), Executive Vice President, Treasurer and Principal Financial Officer. Managing Director of Putnam Investments, LLC and Putnam Management.

Patricia C. Flaherty (12/1/46), Senior Vice President. Senior Vice President of Putnam Investments, LLC and Putnam Management.

Gordon H. Silver (7/3/47), Vice President. Senior Managing Director of Putnam Investments, LLC and Putnam Management.

Brett C. Browchuk (2/27/63), Vice President. Managing Director of Putnam Investments, LLC and Putnam Management.

Ian C. Ferguson (7/3/57), Vice President. Senior Managing Director of Putnam Investments, LLC and Putnam Management.

Richard A. Monaghan (8/25/54), Vice President. Managing Director of Putnam Investments, LLC, Putnam Management and Putnam Retail Management.

Richard G. Leibovitch (10/31/63), Vice President. Managing Director of Putnam Investments, LLC and Putnam Management. Prior to February 1999, Mr. Leibovitch was a Managing Director at J.P. Morgan.

John R. Verani (6/11/39), Vice President. Senior Vice President of Putnam Investments, LLC and Putnam Management.

Michael T. Healy (1/24/58), Assistant Treasurer and Principal Accounting Officer. Managing Director of Putnam Investments, LLC and Putnam
Investor Services.

Judith Cohen (6/7/45), Clerk.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management.

Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or directors of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.

+Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

                   --------------------------

Certain other officers of Putnam Management are officers of the fund. See "Additional officers" in Part I of this SAI. The mailing address of each of the officers and Trustees is One Post Office Square, Boston, Massachusetts 02109.


Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc. Prior to March 2000 and September 1998, Dr. Joskow was a Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.
Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic and Kentucky Home Life Insurance, respectively. Prior to October 1997 and January 1998, Mr. Mullin was a Director of Dillon, Reed and Co. Inc. and The Ryland Group, Inc., respectively. Prior to 1996, Mr. Stephens was Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation. Prior to September 2000 and April 2000, Mr. Thorndike was a Director of Bradley Real Estate, Inc. and a Trustee of Eastern Utilities Associates, respectively. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to November 1998, Mr. Monaghan was Managing Director at Merrill Lynch.


Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. For details of Trustees' fees paid by the fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses" in Part I of this SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. As of December 31, 2000, the firm serves as the investment manager for the funds in the Putnam Family, with over $269 billion in assets in nearly 14 million shareholder accounts. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 2000, Putnam Management and its affiliates managed over $370 billion in assets, including nearly $16 billion in tax-exempt securities and $90 billion in retirement plan assets.


Putnam Management, Putnam Retail Management, Putnam Advisory Company, LLC and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, LLC, a wholly-owned subsidiary of Putnam Investments Trust. Putnam Investment Trust is a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.


Trustees and officers of the fund who are also officers of Putnam
Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses" in Part I of this SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund's most recent fiscal year is included in "Charges and Expenses" in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

Portfolio Transactions

Investment decisions. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as economic analysis, investment research and database services, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, performance measurement services, subscriptions, pricing services, quotation services, news services and computer equipment (investment-related hardware and software) utilized by Putnam Management's managers and analysts. Where the services referred to above are used by Putnam Management not exclusively for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934
Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Principal Underwriter

Putnam Retail Management is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See "Charges and expenses" in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management and Putnam Retail Management (The Putnam Investments' Code of Ethics) and by the fund (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by Rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit quarterly reports of personal securities transactions.

The fund's Trustees, in compliance with Rule 17j-1, approved Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services has won the DALBAR Service Award ten times in the past eleven years. In 1997, 1998 and 2000, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders.
DALBAR, Inc. an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

See "Charges and expenses" in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.


DETERMINATION OF NET ASSET VALUE


The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed in their local currencies as of such times. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.


DISTRIBUTION PLAN

The Trust has adopted a distribution plan with respect to class IB shares, the principal features of which are described in the prospectus. This SAI contains additional information which may be of interest to investors.

Continuance of the plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of a fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to the plan must be likewise approved by the Trustees and the Qualified Trustees. The plan may not be amended in order to increase materially the costs which a fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of a fund or relevant class of the fund, as the case may be. The plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Retail Management pays service fees to insurance companies and their affiliated dealers at the rates set forth in the Prospectus. Service fees are paid quarterly to the insurance company or dealer of record for that quarter.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of insurance companies and securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to insurance companies or their affiliates, "average net asset value" means the product of (i) the average daily share balance in such account(s) and
(ii) the average daily net asset value of the relevant class of shares over the quarter.


SUSPENSION OF REDEMPTIONS


The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.


SHAREHOLDER LIABILITY


Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees.
The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.


STANDARD PERFORMANCE MEASURES


Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at net asset value and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

The fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share net asset value for class IA and IB shares of the fund on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past five fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table in the section entitled "Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return for periods including the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.


COMPARISON OF PORTFOLIO PERFORMANCE


Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these
comparisons to its shareholders or to potential investors.   The
agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

Lipper, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

Wiesenberger, a division of Thomson Financial, publishes and distributes mutual fund rankings on a monthly basis. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, 10-year and 15-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or certain fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune,
Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

The Consumer Price Index, prepared by the U.S. Bureau of Labor
Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

Credit Suisse First Boston Global High Yield Index is an index of fixed income, non-convertible, U.S. dollar denominated securities having a rating of BB and below by Standard & Poor's or Ba by Moody's. The index is constructed to mirror the U.S. high yield debt market.

The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

The Dow Jones Utilities Average is an index of 15 utility stocks frequently used as a general measure of stock market performance for the utilities industry.

The Lehman Brothers Aggregate Bond Index is an index composed of securities from The Lehman Brothers Government/Corporate Bond Index, The Lehman Brothers Mortgage-Backed Securities Index and The Lehman Brothers Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.

The Lehman Brothers Asset-Backed Securities Index is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet (noncallable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

The Lehman Brothers Corporate Bond Index is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

The Lehman Brothers Government Bond Index is an index of publicly issued U.S. Treasury obligations and debt obligations of U.S. government agencies (including mortgage-backed securities) frequently used as a general gauge of the market for fixed-income, government securities.

The Lehman Brothers Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

The Lehman Brothers GNMA Index is an index of mortgage-backed pass-through securities securities of the Government National Mortgage Association (GNMA) bonds frequently used as a general gauge of the market for GNMA securities.

The Lehman Brothers Intermediate Government Bond Index is an index of publicly issued U.S. Treasury obligations and debt obligations of U.S. government agencies (excluding mortgage-backed securities) with maturities of up to ten years frequently used as a general gauge of the market for intermediate-term, fixed-income, government securities.

The Lehman Brothers Intermediate Treasury Bond Index is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

The Lehman Brothers Long-Term Treasury Bond Index is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

The Lehman Brothers Mortgage-Backed Securities Index is an index that includes fixed-rate securities backed by the mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association
(FNMA).

The Lehman Brothers Municipal Bond Index is an index of long-term, investment-grade, fixed-rate tax-exempt bonds.

The Lehman Brothers Treasury Bond Index is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $50 million.

The Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper, Inc.

The Lipper Natural Resources Average is an arithmetic average of the total return of all mutual funds tracked by Lipper, Inc. that invest more than 65% of their equity holdings in the natural resources industries.

The Lipper Tax Exempt Money Market Average is an arithmetic average of the total return of all tax exempt money market mutual funds tracked by Lipper, Inc.

The Merrill Lynch All-Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

The Merrill Lynch 91-Day Treasury Bill Index is an index that measures the performance of U.S. Treasury bills currently available in the marketplace.

The Merrill Lynch Perpetual Preferred Index is an index of perpetual preferred securities that is commonly used as a general measure of performance for the preferred-stock market.

The Morgan Stanley Capital International Emerging Markets Index is an index of equity securities issued by companies located in emerging markets with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Emerging Markets Free Index is an index of equity securities issued by companies located in emerging markets, available to non-domestic investors, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International EAFE Index is an index of equity securities issued by companies located in Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Europe Index is an index of equity securities issued by companies located in one of the 15 European countries, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Pacific Index is an index of equity securities issued by companies located in one of five Asian countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia, with all values expressed in U.S.
dollars.

The Morgan Stanley Capital International World Index is an index of global equity securities with all values expressed in U.S. dollars.

The Morgan Stanley Capital International World Free Index is an index of global equity securities, available to non-domestic investors, with all values expressed in U.S. dollars.

The NASDAQ Industrial Average is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

The Russell 1000 Index is an index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization.

The Russell 1000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 1000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 1000 Index.

The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

The Russell 2000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 2000 Index.

The Russell 3000 Index is an index composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

The Russell Midcap Index is an index composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the Russell 1000 total market capitalization.

The Russell Midcap Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks.

The Salomon Brothers Extended Market Index is an index of global equity securities of smaller companies with all values expressed in U.S.
dollars.

The Salomon Brothers Long-Term High-Grade Corporate Bond Index is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

The Salomon Brothers Long-Term Treasury Index is an index of U.S.
government securities with maturities greater than 10 years.

The Salomon Brothers World Government Bond Index is an index that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan,
Netherlands, Ireland, Spain, Sweden, Switzerland, United Kingdom, United States and Portugal. Country eligibility is determined by market capitalization and investability criteria.

The Salomon Brothers Non-U.S. World Government Bond Index is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance.

Standard & Poor's 40 Utilities Index is an index of 40 utility stocks.

Standard & Poor's/Barra Value Index is an index constructed by ranking the securities in the Standard & Poor's 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Composite Stock Price Index.

In addition, Putnam Retail Management may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.


SECURITIES RATINGS


The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation
Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.


DEFINITIONS

"Putnam Management"          --Putnam Investment Management, LLC, the
                               fund's investment manager.

"Putnam Retail Management"   --Putnam Retail Management (formerly Putnam
                               Mutual Funds), the fund's principal underwriter.

"Putnam Fiduciary Trust      --Putnam Fiduciary Trust Company, Company"
                               the fund's custodian.

"Putnam Investor Services"   --Putnam Investor Services, a division of Putnam
                               Fiduciary Trust Company, the fund's investor servicing agent.




PUTNAM VARIABLE TRUST

FORM N-1A
PART C

OTHER INFORMATION

Item 23. Exhibits


(a) Agreement and Declaration of Trust dated September 24, 1987, as revised January 1, 1997 -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement.

(b) By-Laws, as amended through January 30, 1997 - Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's
Registration Statement.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement.

(c)(2)  Portions of By-Laws Relating to Shareholders' Rights --
Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement.

(d) Management Contract dated October 2, 1987, as most recently supplemented July 24, 2000 - Incorporated by reference to Post-Effective Amendment No. 27 to the Registration's Registration Statement.

(e)(1) Distributor's Contract dated May 6, 1994 -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's
Registration Statement.

(e)(2) Form of Dealer Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration
Statement.

(e)(3) Form of Financial Institution Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.

(f) Not applicable.

(g) Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended June 1, 2001 -- Exhibit 1.

(h) Investor Servicing Agreement dated June 3, 1991 with Putnam
Fiduciary Trust Company -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.

(i) Opinion of Ropes & Gray, including consent -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's
Registration Statement.

(j) Consent of Independent Accounts -- Exhibit 2.

(k) Not applicable.

(l) Investment Letters from Putnam Investment Management, Inc. to the Registrant -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.

(m)(1) Class IB Distribution Plan and Agreement -- Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's
Registration Statement.

(m)(2) Form of Dealer Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.

(m)(3) Form of Financial Institution Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.

(n) Rule 18f-3(d) Plan -- Exhibit 2.

(p)(1) The Putnam Funds Code of Ethics - Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration
Statement.

(p)(2) Putnam Investments Code of Ethics -- Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration
Statement.


Item 24. Persons Controlled by or under Common Control with the Fund

None

Item 25. Indemnification

The information required by this item is incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-5346).



Item 26. Business and Other Connections of Investment Adviser

     Except as set forth below, the directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of some or all of the Putnam funds. The address of the investment adviser, its corporate affiliates and the Putnam Funds is one Post Office Square, Boston, Massachusetts 02109.



Name                                       Non-Putnam business and other connections
----                                       -----------------------------------------
Lauren Allansmith                          Prior to August 1999, Analyst, Loomis Sayles,
Senior Vice President                      One Financial Center, Boston, MA 02111

Blake Anderson                             Trustee, Salem Female Charitable Society,
Managing Director                          Salem MA 01970

Jane N. Barlow                             Prior to January 2000, Office Management,
Vice President                             Distinction Resourcing Limited, 2/4 Great
                                           Eastern Street, London, EC2A 3NT

Stephen A. Balter                          Prior to March 2000, Vice President and
Vice President                             Analyst, Pioneer Investment Management, 60
                                           State St., Boston, MA 02109

Rob A. Bloemker                            Prior to September 1999, Managing Director,
Senior Vice President                      Lehman Brothers, 555 California St., 30th floor,
                                           San Francisco, CA 94104

Anna Bulkovshteyn                          Prior to July 1999, Quantitative Analyst, Sun
Assistant Vice President                   Life Investment Management, 200 King Street
                                           West, Toronto, Ontario M5H 3T4 Canada

Jason T. Cecchini                          Prior to August 2000, Project Analyst, Fleet
Assistant Vice President                   Boston Financial, 100 Federal St., Boston, MA
                                           02110

Paul L. Check                              Prior to October 2000, Morgan Stanley Dean
Vice President                             Witter, 1585 Broadway, New York, NY 10036

Myung Chol Chon                            Prior to March 2001, Manager, Risk
Vice President                             Management-Trading, Royal Bank of Canada, 200
                                           Bay Street, South Tower 15th, Toronto, Ontario,
                                           M5J 2J5

Sabina M. Ciminero                         Prior to August 2000, Research Associate,
Assistant Vice President                   International Graduate School of Management,
                                           Soldiers Field Road, Boston, MA 02163; Prior to
                                           August 1999, Research Associate, Harvard
                                           Business School, Soldiers Field Road, Boston,
                                           MA 02163

James Conklin                              Prior to May 2000, Vice President, Lehman
Vice President                             Brothers, 3 World Financial Center, New York,
                                           NY 10285

C. Beth Cotner                             Director, The Lyric Stage Theater, 140
Senior Vice President                      Clarendon St., Boston, MA 02116

Collin Crownover                           Prior to October 2000, Research Officer,
Vice President                             Barclays Global Investors, 45 Fremont St., San
                                           Francisco, CA 94105

Lindsey L. Curley                          Prior to June 1999, Portfolio Analyst, Standish,
Assistant Vice President                   Ayer & Wood, Inc., One Financial Center,
                                           Boston, MA 02110.

John R.S. Cutler                           Member, Burst Media, L.L.C., 10 New England
Vice President                             Executive Park, Burlington, MA 01803

Kenneth Daly                               President, Andover River Rd. TMA, River Road
Managing Director                          Transportation Management Association, 7
                                           Shattuck Rd., Andover, MA 01810

Simon Davis                                Prior to September 2000, Lead Manager,
Senior Vice President                      Deutsche Asset Management, 1 Appold St.,
                                           London, EC2

Michael E. DeFao                           Prior to February 2000, Senior Vice President
Assistant Vice President                   and General Counsel, UAM Fund Services, Inc.,
                                           Boston, MA 02110

David Depew                                Prior to February 2001, Vice President,
Senior Vice President                      Wellington Management, 75 State Street,
                                           Boston, MA 02109

Ralph C. Derbyshire                        Board Member, MSPCC, 399 Boylston St.,
Senior Vice President                      Boston, MA; Board Member, Winchester After
                                           School Program, Skillings Rd., Winchester, MA

Lisa DeConto                               Prior to June 2000, Associate Partner, Westgate
Senior Vice President                      Group, 175 Federal St., Boston, MA 02110

Erin J. DeRoche                            Prior to January 2001, Compensation Consultant,
Assistant Vice President                   Partners Healthcare System, Inc., 101 Merrimac
                                           Street #5, Boston, MA 02114

Stephen P. Dexter                          Prior to June 1999, Senior Vice President and
Senior Vice President                      Senior Portfolio Manger, Scudder Kemper, Inc.
                                           One International Place, Boston, MA

Kenneth J. Doerr                           Prior to November 2000, Mid-Cap Portfolio
Senior Portfolio Manager                   Manager, Principal, Equinox Capital
                                           Management, 590 Madison Avenue, New York, NY
                                           10022

Emily Durbin                               Board of Directors, Family Service, Inc.,
Vice President                             Lawrence, MA 01840

Karnig H. Durgarian                        Board Member, EBRI, Suite 600, 2121 K St.,
Managing Director                          N.W., Washington, DC 20037-1896.  Trustee,
                                           American Assembly, 122 C. St., N.W., Suite
                                           350, Washington, DC 20001

Masato Ebayashi                            Prior to October 2000, General Manager, HR
Vice President                             and GA, Daido Concrete Co., Ltd., 2-14-1
                                           Higashi-Ueno, Taito-ku, Tokyo, 110-0015

Nathan W. Eigerman                         Trustee, Flower Hill Trust, 298 Marlborough St.,
Senior Vice President                      #4, Boston, MA 02116

Tony H. Elavia                             Prior to September 1999, Executive Vice
Senior Vice President                      President, Voyageur Asset Management, 90 S.
                                           7th Street, Minneapolis, MN 55402

Kerim Engin                                Prior to February 2001, Consultant, StrategyX,
Vice President                             2681 N. Orchard St., Chicago, IL 60614; Prior
                                           to September 2000, Director Quantitative
                                           Research, 181 West Madison St., Chicago, IL 60602

Irene M. Esteves                           Board of Director Member, American Management
Managing Director                          Association Finance Council, 1601 Broadway,
                                           New York, NY; Board of Director Member, First
                                           Night Boston, 20 Park Plaza, Suite 927, Boston,
                                           MA; Board of Director Member, SC Johnson
                                           Commercialmarkets, 8310 16th St., Stutevant,
                                           WI 53177; Board of Director Member, Massachusetts
                                           Taxpayers Foundation, 24 Province St., Boston,
                                           MA; Board of Director Member, Mrs. Bairds
                                           Bakeries, 515 Jones St., Suite 200, Fort Worth,
                                           Texas 76102

James M. Falvey, Jr.                       Prior to August 2000, Senior Vice President,
Senior Vice President                      Dresdner, Kleinwort, Benson, One Boston Place,
                                           Boston, MA 02108

Ian Ferguson                               Trustee, Park School, 171 Goddard Avenue,
Senior Managing Director                   Brookline, MA 02146

Peter M. Fleisher                          Prior to July 1999, Senior Vice President, Fleet
Senior Vice President                      National Bank, 75 State Street, Boston, MA 02109

Daisy D. Foquet                            Prior to September 2000, Analyst, Dresdner
Vice President                             RCM Global Investors, 10 Fenchurch Street,
                                           London EC3M 3LB.  Prior to September 1999,
                                           Analyst, Prudential Portfolio Managers,
                                           Lawrence Putney Hill, London EC4R 0EU

Jason Fromer                               Prior to August 2000, Currency/Macro Trader,
Vice President                             Soros Fund Management, 888 7th Avenue, 33rd
                                           Floor, New York, NY 10106

Reto Gallati                               Prior to March 2000, Head of Bank Risk
Senior Vice President                      Management, Director, KPMG LLP, Badenerstrasse
                                           172, 8004 Zurich, Switzerland

Matthew R. Gage                            Prior to December, 1999, Audit Manager, Ernst
Assistant Vice President                   & Young LLP, 200 Clarendon St., Boston, MA
                                           02116

Vivek Gandhi                               Prior to October 1999, Vice President, Alliance
Vice President                             Capital Management, 1 Findlayson Green,
                                           Singapore, India;

Bartlett R. Geer                           Prior to November 2000, Senior Vice President,
Senior Vice President                      State Street Research & Management, 1
                                           Financial Center, Boston, MA 02111

John H. Gernon                             Prior to June 2000, Vice President, Fidelity
Senior Vice President                      Investments, Inc., 82 Devonshire St., Boston,
                                           MA 02109

Frederik Gjerstad                          Prior to November 2000, Portfolio Analyst,
Vice President                             Frank Russell Company, 909 A Street, Tacoma,
                                           WA 98422

John T. Golden                             Prior to June 2000, Second Vice President, John
Vice President                             Hancock Funds, 101 Huntington Ave., Boston,
                                           MA 02199

Andrew Graham                              Prior to October 1999, Fund Manager, Scottish
Senior Vice President                      Widows Investment Management, Port Hamilton,
                                           67 Morrison St., Edinburgh, Scotland

J. Peter Grant                             Trustee, The Dover Church, Dover, MA 02030
Senior Vice President

Matthew D. Griffin                         Prior to August 2000, Vice President, Harbor
Vice President                             Capital Management, 125 High Street, Boston,
                                           MA 02110

Avram Gusman                               Prior to July 2000, Senior Vice Presidment and
Vice President                             Managing Director, Fleet Boston Financial, 100
                                           Federal St., Boston, MA 02110

Paul E. Haagensen                          Director, Haagensen Research Foundation, 630
Senior Vice President                      West 168th St., New York, NY  10032

Raymond K. Haddad                          Prior to September 2000, Research Associate,
Vice President                             Schroder & Co., 787 7th Avenue, New York, NY
                                           10019; Prior to September 2000, Research Associate,
                                           Sanford C. Bernstein, 767 5th Avenue, New York,
                                           NY 19153

Eric N. Harthun                            Prior to March 2000, Portfolio Manager, Boston
Vice President                             Partners Asset Management, One Financial Center,
                                           Boston, MA 02111

Deborah R. Healey                          Corporator, New England Baptist Hospital, 125
Senior Vice President                      Parker Hill Ave., Boston, MA 02120; Director,
                                           NEB Enterprises, 125 Parket Hill Ave., Boston,
                                           MA 02120

Karen Herold                               Prior to May 2000, Research Analyst,
Assistant Vice President                   PricewaterhouseCoopers LLP, One Post Office
                                           Square, Boston, MA 02109

Brennan M. Hinkle                          Prior to November 2000, Manager - Compensation,
Vice President                             Aetna Financial Services, 151 Farmington Ave.,
                                           Hartford, CT 06183

Theron S. Hoffman                          Prior to November 2000, Executive Vice
Senior Managing Director                   President, The Thomson Corporation, MetroCenter,
                                           1 Station Place, Stamford, CT 06902

Joseph Hosler                              Prior to February 2000, Vice President,
Vice President                             Independent Investment Associates, 53 State St.,
                                           Boston, MA 02109

Ronald H. Hua                              Prior to August 1999, Quantitative Analyst,
Vice President                             Fidelity Investments, 82 Devonshire St.,
                                           Boston, MA 02109

Eric A. Hutcherson                         Prior to March 2000, Professional Development
Vice President                             Manager, Lotus Development Corp., 55 Cambridge
                                           Parkway, Cambridge, MA 02142

Hitoshi Inoue                              Prior to February 2000, General
Vice President                             Manager/Mutual Fund Sales, Baring Asset
                                           Management (Japan) Limited, 11-A1 Imperial
                                           Tower, 1-1-1 Uchisaiwai-cho, Chiyoda-ku,
                                           Tokyo, Japan.

Stefan Iris                                Prior to December 1999, Investment Operations
Assistant Vice President                   Specialist, John Hancock Funds, 101 Huntington
                                           Ave., Boston,MA 02199

Takeshi Itai                               Prior to March 2000, Vice President and Client
Senior Vice President                      Portfolio Manager, Chase Trust Bank Tokyo,
                                           5-2-20- Akasaka, Minato-ku, Tokyo 107-6113

Arjun Jayaraman                            Prior to November 2000, Quantitative Analyst,
Assistant Vice President                   Harborview Trading Associates, 425 E. 63rd St.,
                                           E., New York, NY 10021

Amrit Kanwal                               Prior to August 1999, Vice President, Corporate
Managing Director                          Development and Strategy, Sequa Corporation,
                                           200 Park Avenue, New York, NY 10166

Rikiya Kato                                Prior to July 2000, Senior Portfolio Manager,
Vice President                             Daiwa SB Investments, 7-9 Nihonbashi 2-chome,
                                           Chuo-ku, Tokyo, Japan, 103-0027

Maximilian G. Kaufmann                     Prior to October 2000, Quantitative Analyst,
Assistant Vice President                   Citibank Global Asset Management, 100 First
                                           Stamford Place, Stamford, CT 06902

John L. Kellerman                          Prior to March 2001, Senior Vice President-
Senior Vice President                      Head of Trading, Sanwa Financial Products,
                                           Inc., 1185 Avenue of the Americas, New York,
                                           NY 11036

Charles H. Krahmer                         Prior to March 2000, Unit Manager and Business
Assistant Vice President                   Analyst, Brown Brothers Harriman & Co., 40
                                           Water St., Boston, MA 02109

Leo Kropywiansky                           Prior to June 2000, Vice President, Primark
Vice President                             Decision Economics, 1 World Trade Center,
                                           New York, NY 10048

Deborah F. Kuenstner                       Director, Board of Pensions, Presbyterian
Managing Director                          Church, 1001 Market St., Philadelphia, PA

Sharon H. Lane                             Prior to August 2000, Information Specialist,
Assistant Vice President                   Arthur D. Little School of Management, 194
                                           Beacon St., Chestnut Hill, MA 02467; Prior
                                           to March 2000, Senior Information Research
                                           Specialist, Bain & Co., 2 Copley Place,
                                           Boston, MA 02117

Lawrence J. Lasser                         Director, Marsh & McLennan Companies, Inc.,
President, Director and Chief Executive    1221 Avenue of the Americas, New York, NY
                                           10020; Board of Governors and Executive
                                           Committee, Investment Company Institute,
                                           1401 H. St., N.W. Suite 1200, Washington, DC
                                           20005; Board of Overseers, Museum of Fine
                                           Arts, 465 Huntington, Ave., Boston, MA 02115;
                                           Trustee, Beth Israel Deaconess Medical Center,
                                           330 Brookline Ave., Boston, MA; Member of the
                                           Council on Foreign Relations, 58 East 68th St.,
                                           New York, NY 10021; Member of the Board of
                                           Directors of the United Way of Massachusetts
                                           Bay, 245 Summer St., Suite 1401, Boston, MA
                                           02110; Trustee of the Vineyard Open Land
                                           Foundation, RFD Box 319X, Vineyard Haven,
                                           MA 02568

Matthew J. Leighton                        Prior to August 2000, Contractor, Synergistics
Assistant Vice President                   Tech, Inc., 222 Forbes Road, Braintree, MA 02184;
                                           Prior to September 1999, Assistant Treasurer,
                                           State Street Boston Corporation, P.O. Box ;
                                           9280, Boston, MA 02209

Jesse S. Levitt                            Prior to August 2000, Financial Analyst,
Assistant Vice President                   Columbia University Investment Office, 475
                                           Riverside Drive, Suite 401 New York, NY 10115

Robert Lindenberg                          Prior to August 2000, Director, Technology,
Vice President                             Fleet Boston Financial, 100 Federal St.,
                                           Boston, MA 02110.

Helen Liu                                  Prior to August 2000, Assistant Vice President
Vice President                             and Senior Quantitative Analyst, Banc of
                                           America Capital Management, 100 North
                                           Broadway, St. Louis, MO 63102

Dean M. Maki                               Prior to November 2000, Senior Economist,
Vice President                             Federal Reserve Board, 20th & C Streets,
                                           N.W., Washington, DC 20551

Shigeki Makino                             Prior to August 2000, Director of Research,
Managing Director                          Fidelity Investments, 82 Devonshire St., Boston,
                                           MA 02109

James Malone                               Prior to September 2000, Senior Associate,
Assistant Vice President                   PricewaterhouseCoopers 160 Federal Street,
                                           Boston, MA 02109

Kevin Maloney                              Institutional Director, Financial Management
Managing Director                          Association, University of South Florida,
                                           College of Business Administration, Suite
                                           3331, Tampa, FL 33620

Sarah Marshall                             Prior to August 1999, Associate, McKinsey &
Vice President                             Company, Inc., 55 E. 52nd St., New York, NY
                                           10010

Jennifer L. Martanacik                     Prior to January 2001, Client Relations Manager,
Assistant Vice President                   Thomson Financial, 22 Thomson Place, Boston,
                                           MA 02210

Erwin W. Martens                           Prior to October 1999, Global HSAP, Lehman
Managing Director                          Brothers, 3 World Financial Center, New York,
                                           NY 10281

Michael A. Mata                            Prior to January 2001, Vice President, Lehman
Assistant Vice President                   Brothers, 3 World Financial Center, New York,
                                           NY 10285

Yumiko Matsubara                           Prior to August 2000, Senior Consultant, Ernst
Assistant Vice President                   & Yong Global Financial Services, 223
                                           Uchisaiwai-Cho, Chiyoda-ku, Tokyo, Japan 100-
                                           0011

Nicholas J.A. Melhuish                     Prior to August 1999, Assistant Director of
Vice President                             Schroder Investment Management, 31 Gresham
                                           St., London, England ECZV8AQ

James P. Miller                            Prior to May 2000, Managing Director, Bear
Senior Vice President                      Stearns & Co., Inc., 245 Park Avenue, New
                                           York, NY 10067

Jeanne L. Mockard                          Trustee, The Bryn Mawr School, 109 W.
Senior Vice President                      Melrose Avenue, Baltimore, MA 21210

Brian J. Monahan                           Prior to August 2000, Global Emerging Markets
Assistant Vice President                   Equity Trader, Grantham, Mayo, Van Otterloo,
                                           and Co. LLC, 40 Rowes Wharf, Boston, MA 02110

Colin Moore                                Prior to June 2000, Chief Investment Officer,
Managing Director                          Rockefeller & Co., Inc., 30 Rockefeller Plaza,
                                           New York, NY 10112

Dirk Morris                                Prior to October 1999, Vice President-Global
Managing Director                          Strategist, Bankers Trust, Chifley Tower,
                                           Sydney NSW 2000 Australia

Kathleen M. Moynihan                       Prior to August 1999, Attorney, Bell, Boyd &
Assistant Vice President                   Loyd, 70 W. Madison St., Chicago, IL 60602

Donald E. Mullin                           Corporate Representative and Board Member,
Senior Vice President                      Delta Dental Plan of Massachusetts, 10
                                           Presidents Landing, P.O. Box 94104, Medford,
                                           MA 02155

Kerry E. Munsell                           Prior to January 2001, Director of Purchasing,
Assistant Vice President                   Assistant Secretary, Au Bon Pain corporation, 19
                                           Fid Kennedy Avenue, Boston, MA 02210

Kevin F. Murphy                            Prior to December 1999, Managing Director,
Senior Vice President                      BankBoston N.A., 210 Berkeley St., Boston,
                                           MA 02116

Jonathan M. Nash                           Prior to April 2000, European Sales Manager,
Vice President                             M.F.S. International U.K. Ltd., One Angel
                                           Court, London, England EC2R 7HJ

Colin Naughton                             Prior to January 2001, Senior Analyst, Standard
Assistant Vice President                   & Poor's, 24 Hartwell Ave., Lexington, MA 02421

Craig R. Oliver                            Prior to August 2000, Principal, Analyst, State
Vice President                             Street Global Advisors, Two International Place,
                                           Boston, MA 02109

Nancy O'Brien                              Prior to September 1999, Manager Corporate
Assistant Vice President                   Disbursements, Fidelity Investments, 82 Devonshire
                                           St., Boston, MA 02129

Dennis E. O'Rourke                         Prior to March 2000, Analyst, BankBoston N.A.,
Vice President                             210 Berkeley St., Boston, MA 02116

Keith Plapinger                            Chairman and Trustee, Advent School, 17
Vice President                             Brimmer St., Boston, MA 02108

Charles E. Porter                          Trustee, Anatolia College, 130 Bowdoin St.,
Executive Vice President                   Suite 1201, Boston, MA 02108; Governor, Handel
                                           & Hayden Society, Horticulture Hall, 300
                                           Massachusetts Ave., Boston, MA 02115

Ranjit Ranjamani                           Prior to June 2000, Director of Finance and
Vice President                             Business Planning, Xenergy, Inc., 3 Burlington
                                           Woods, Burlington, MA 01803

Jakub Rehor                                Prior to July 2000, Research Associate, Sanford
Assistant Vice President                   C. Bernstein, 767 Fifth Avenue, New York,
                                           NY 10153

Thomas V. Reilly                           Trustee, Knox College, 2 East South St.,
Managing Director                          Galesburg, IL 61401

Richard C. Renkas                          Prior to September 2000, Manager of
Assistant Vice President                   Engineering, Equity Office Properties
                                           Trust, 2 North Riverside Plaza, Chicago,
                                           IL 60606

Brian C. Rose                              Prior to April 2000, Equity Analyst, Loomis,
Assistant Vice President                   Sayles & Co. Lp, 1 Financial Center, Boston,
                                           MA 02111

James J. Russell                           Prior to May 2000, Senior Data Analyst,
Assistant Vice President                   Redwood Investment Systems, Inc., 76 Summer
                                           St., Boston, MA 02110; Prior to May 2000,
                                           Senior Data Analyst, IDD Information Systems,
                                           100 Fifth Avenue, Waltham, MA 02451

Jeff B. Sacknowitz                         Prior to November 1999, Investment Associate,
Vice President                             Independence Investment Associates, 53 State
                                           St., Boston, MA 02109

Robert Salvin                              Prior to July 2000, Chief Financial Officer,
Senior Vice President                      Really Easy Internet Inc., 3925 W. Braker Lane,
                                           Austin, TX 78759; Prior to January 2000,
                                           Managing Director, BancBoston Robertson
                                           Stephens, 100 Federal St., Boston, MA 02110

Paul D. Scanlon                            Prior to October 1999, Senior Vice President,
Vice President                             Olympus Healthcare Group, 775 Trapelo Road,
                                           Waltham, MA 02452

Calvin E. Schmid                           Prior to July 2000, Vice President Human
Senior Vice President                      Resources Leadership Development, J.P. Morgan,
                                           60 Wall St., New York, NY 10005

Justin M. Scott                            Director, DSI Proprieties (Neja) Ltd., Epping
Managing Director                          Rd., Reydon, Essex CM19 5RD

Robert E. Secor                            Prior to December 1999, Senior Consultant,
Assistant Vice President                   Fame Information Services, 148 State Street,
                                           Boston, MA 02110

Anthony R. Sellitto, III                   Prior to September 2000, Senior Vice President,
Senior Vice President                      Berger Fund Associates, 210 University Blvd.,
                                           Denver, CO 80206

Gordon H. Silver                           Trustee, Wang Center for the Performing Arts,
Managing Director                          270 Tremont St., Boston, MA 02116

Amy P. Skaff                               Prior to November 2000, Consultant, Ernst &
Assistant Vice President                   Young, 200 Clarendon St., Boston, MA 02135

Luke A. Smith                              Prior to December 1999, Quantitative Systems
Assistant Vice President                   Analyst, Colonial Management, One Financial
                                           Center, Boston, MA 02111

Karan S. Sodhi                             Prior to November 2000, Research Analyst,
Vice President                             Stephens, Inc., 175 Federal St., Boston,
                                           MA 02110

Juan Carlos Sosa                           Prior to September 2000, Analyst, State Street
Vice President                             Research & Management, One Financial Center,
                                           Boston, MA 02111

Eric H. Sorensen                           Prior to August 2000, Managing Director,
Managing Director                          Global Head of Quantitative Research, Salomon
                                           Smith Barney, 7 World Trade Center, New York,
                                           NY 10048

Steven Spiegel                             Director, Ultra Diamond and Gold Outlet, 29
Senior Managing Director                   East Madison St., Suite 1800, Chicago, IL 60602;
                                           Director, FACES New York University Medical
                                           Center, 550 First Avenue, New York, NY 10016;
                                           Trustee, Babson College, One College Drive,
                                           Wellesley, MA 02157

David R. Thompson                          Prior to August 2000, Senior Equity Analyst,
Vice President                             Liberty Funds Group, One Financial Center,
                                           Boston, MA 02111

Stephen W. Vandermark                      Prior to March 2000, Vice President,
Senior Vice President                      Quantitative Analytics, Lehman Brothers,
                                           3 World Financial Center, New York, NY 10285

John Varanelli                             Prior to July 2000, Senior Vice President, US
Vice President                             Trust Bank, 40 Court Street, Boston, MA 02108

Susan Wall                                 Prior to July 2000, Program Manager, Liberty
Assistant Vice President                   Mutual Group, 25 Borthwick Ave., Portsmouth,
                                           NH 03801

Richard B. Weed                            Prior to December 2000, Senior Portfolio
Senior Vice President                      Manager, State Street Global Advisors, 2
                                           International Place, Boston, MA 02110

Beth K. Werths                             Prior to October 2000, Vice President and
Assistant Vice President                   Assistant Secretary, First Union Corp./Evergreen
                                           Funds, 200 Berkeley St., Boston, MA 02116

James C. Wiess                             Prior to April 2000, Portfolio Manager, J.P.
Senior Vice President                      Morgan, 60 Wall St., New York, NY 10005

Eric Wetlaufer                             President and Member of Board of Directors,
Managing Director                          The Boston Security Analysts Society, Inc.,
                                           100 Boylston St., Suite 1050, Boston, MA 02110

Edward F. Whalen                           Member of the Board of Directors, Hockomock
Senior Vice President                      Area YMCA, 300 Elmwood St., North Attleboro,
                                           MA 02760

Kelly A. Woolbert                          Prior to November 1999, Investment Analyst,
Vice President                             MetLife Investment Services, 99 High Street,
                                           Boston, MA 02110

Richard P. Wyke                            Director, Salem YMCA, One Sewall St., Salem,
Senior Vice President                      MA 01970

Frederick M. Wynn, Jr.,                    Prior to June 2000, Senior Equity Analyst,
Vice President                             Berger Fund Associates, 210 University Blvd.,
                                           Denver, CO 80206

Alex Zinny                                 Prior to June 2000, Proprietary Trader, Leerink
Assistant Vice President                   Swann, One Financial Center, Boston, MA 02111


Item 27.  Principal Underwriter

(a) Putnam Retail Management, Inc. is the principal underwriter for each of the following investment companies, including the Registrant:

Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asia Pacific Growth Fund, Putnam Asset Allocation Funds, Putnam Balanced Retirement Fund, Putnam California Tax Exempt Income Fund, Putnam California Tax Exempt Money Market Fund, Putnam Capital Appreciation Fund, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Growth Fund, Putnam Florida Tax Exempt Income Fund, Putnam Funds Trust, The George Putnam Fund of Boston, Putnam Global Equity Fund, Putnam Global Governmental Income Trust, Putnam Global Growth Fund, Putnam Global Natural Resources Fund, The Putnam Fund for Growth and Income, Putnam Health Sciences Trust, Putnam High Yield Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, Putnam Intermediate U.S. Government Income Fund, Putnam International Growth Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Municipal Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New Opportunities Fund, Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Money Market Fund, Putnam New York Tax Exempt Opportunities Fund, Putnam Ohio Tax Exempt Income Fund, Putnam OTC & Emerging Growth Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Preferred Income Fund, Putnam Strategic Income Fund, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam Tax Smart Funds Trust, Putnam U.S. Government Income Trust, Putnam Utilities Growth and Income Fund, Putnam Variable Trust, Putnam Vista Fund, Putnam Voyager Fund, Putnam Voyager Fund II.

(b) The directors and officers of the Registrant's principal underwriter are listed below. None of the officers are officers of the Registrant except:

Name                          Position and Offices with Registrant

Richard Monaghan              Vice President
Gordon Silver                 Vice President

The principal business address of each person is One Post Office Square, Boston, MA 02109:

Name                                 Position and Offices with Underwriter
-----------------------------------------------------------------------------
Aaron III,Jefferson F.               Vice President
Abrahamsen,Jill M.                   Asst. Vice President
Addonisio,Corrado                    Asst. Vice President
Ahonen,Jennifer D.                   Vice President
Allouise,Donna A.                    Asst. Vice President
Alpaugh,Christopher S.               Senior Vice President
Altomare,Mario P.                    Vice President
Aoki,Hidemi                          Vice President
Arends,Laura D.                      Vice President
Asher,Steven E.                      Senior Vice President
Avery,Scott A.                       Senior Vice President
Aymond,Christian E.                  Senior Vice President
Aymond,Colin C.                      Senior Vice President
Babcock III,Warren W.                Senior Vice President
Baker,Christopher H.                 Vice President
Ball,Colleen H.                      Asst. Vice President
Baltimore,Mark H.                    Vice President
Barlow,Jane                          Vice President
Barnett,William E.                   Asst. Vice President
Barrett,Thomas                       Vice President
Battit,Suzanne J                     Senior Vice President
Beatty,Elizabeth A.                  Vice President
Beatty,Steven M.                     Senior Vice President
Bergeron,Christopher E.              Vice President
Beringer,Thomas C.                   Vice President
Bettencourt,Jennifer L.              Asst. Vice President
Boccio,Roseann E.                    Asst. Vice President
Boneparth,John F.                    Managing Director
Bosinger,Paul C.                     Asst. Vice President
Bouchard,Keith R.                    Senior Vice President
Bradford Jr.,Linwood E.              Managing Director
Bresnahan,Leslee R.                  Managing Director
Brown,Timothy K.                     Senior Vice President
Buckner,Gail D.                      Senior Vice President
Bunker,Christopher M.                Vice President
Burrill,Gregory J.                   Senior Vice President
Cabana,Susan D.                      Senior Vice President
Calcagno-Tahn,M.Joann                Senior Vice President
Callinan,Richard E.                  Vice President
Campbell,Christopher F.              Asst. Vice President
Caramazza,Pierre C.                  Asst. Vice President
Carey,Christopher P.                 Vice President
Carlson,Joseph E.                    Senior Vice President
Carlstrom,Camille L.                 Asst. Vice President
Caruso,Robert M.                     Vice President
Casey,David M.                       Senior Vice President
Cass,William D.                      Vice President
Castle Jr.,James R.                  Senior Vice President
Cecchini,Jason T.                    Asst. Vice President
Chapman,Frederick                    Vice President
Chappell-Deal,Cynthia                Asst. Vice President
Choksi,Manisha J.                    Vice President
Chrostowski,Louis F.                 Senior Vice President
Chun,Christina W.                    Asst. Vice President
Church,Daniel J.                     Senior Vice President
Clark,Richard B.                     Senior Vice President
Clermont,Mary                        Vice President
Cohen,Jeff M.                        Vice President
Colleary,Gerry                       Senior Vice President
Collette,A. Joseph                   Vice President
Commane,Karen L.                     Vice President
Condon,Meagan L.                     Asst. Vice President
Coneeny,Mark L.                      Managing Director
Connelly,Donald A.                   Senior Vice President
Connolly,William T.                  Managing Director
Cooley,Jonathan A.                   Asst. Vice President
Corbett,Dennis                       Vice President
Corvinus,F. Nicholas                 Senior Vice President
Corwin,Kathleen K.                   Vice President
Cote,Marie C.                        Asst. Vice President
Cotto,Stephen P                      Asst. Vice President
Cotton,Rick                          Vice President
Coveney,Anne M.                      Senior Vice President
Cristo,Chad H.                       Senior Vice President
Critchell Jr.,D.Alan                 Vice President
Curran,Peter J.                      Managing Director
Curry,John D.                        Senior Vice President
Dahill,Jessica E.                    Vice President
Daly,Kenneth L.                      Managing Director
Davidian,Raymond A.                  Asst. Vice President
Daylor,Donna M.                      Vice President
DeConto,Lisa B.                      Senior Vice President
DeFao,Michael E.                     Asst. Vice President
DeRoche,Erin J.                      Asst. Vice President
DiRe,Lisa M.                         Asst. Vice President
Diaz,Roger                           Vice President
Dirstine,Michael T.                  Vice President
Divney,Kevin M.                      Senior Vice President
Donadio,Joyce M.                     Asst. Vice President
Donaldson,Scott M.                   Senior Vice President
Dougherty,Thomas                     Senior Vice President
Durbin,Emily J.                      Vice President
Durkee,Christine                     Vice President
Ebayashi,Masato                      Vice President
Edlin,David B.                       Managing Director
Eidelberg,Kathleen E.                Asst. Vice President
Elder,Michael D.                     Senior Vice President
Emhof,Joseph R.                      Vice President
Esposito,Vincent                     Managing Director
Esteves,Irene M.                     Sr Managing Director
Fardy,Michael S.                     Vice President
Favaloro,Beth A.                     Senior Vice President
Fiedler,Stephen J.                   Asst. Vice President
Fishman,Mitchell B.                  Senior Vice President
Flaherty,Patricia C.                 Senior Vice President
Fleisher,Kate                        Vice President
Fleming,Ellen E.                     Vice President
Foley,Timothy P.                     Senior Vice President
Galloni,Antonio M.                   Vice President
Gennaco,Joseph P.                    Managing Director
Gernon,John H.                       Senior Vice President
Gessner,Mark A.                      Vice President
Gibbs,Stephen C.                     Vice President
Gipson,Zachary A.                    Asst. Vice President
Goodfellow,Mark D.                   Vice President
Goodman,Robert                       Managing Director
Grace,Linda K.                       Senior Vice President
Grant,Lisa M.                        Vice President
Grant,Mitchell T.                    Managing Director
Graviere,Patrice                     Senior Vice President
Grey,Eric M.                         Vice President
Grillo,Tracy E.                      Asst. Vice President
Grove,Denise                         Senior Vice President
Groves,Gina R.                       Asst. Vice President
Guerin,Donnalee                      Vice President
Gundersen,Jan S.                     Asst. Vice President
Hadley,Christopher                   Vice President
Hagan IV,J. A.                       Asst. Vice President
Haines,James B.                      Vice President
Halloran,James E.                    Senior Vice President
Halloran,Thomas W.                   Managing Director
Hamilton,Melissa A.                  Asst. Vice President
Hanus,Michael J.                     Senior Vice President
Harbeck,John D.                      Senior Vice President
Harring,Linda                        Senior Vice President
Hartley-Sullivan,Deborah             Vice President
Hayes,Tracey A.                      Asst. Vice President
Hayes-Castro,Deanna R.               Vice President
Hazzard,Jessica L.                   Vice President
Healey,Michelyn M. Asst.             Vice President
Heller,Kim G.                        Vice President
Henderson,Jane                       Senior Vice President
Herman,C. Christopher                Senior Vice President
Hess,Kristen R.                      Asst. Vice President
Higdon,Eric D.                       Vice President
Hilliard,Geoffrey W.                 Senior Vice President
Hinkle,Brennan M.                    Vice President
Hoey,Thomas J.                       Senior Vice President
Hoffman,Theron S.                    Sr Managing Director
Holder-Watts,Sherrie V.              Senior Vice President
Holland,Jeffrey K.                   Vice President
Holland,Julie E.                     Asst. Vice President
Holmes,Maureen A.                    Vice President
Hotchkiss,Michael F.                 Senior Vice President
Huang,Jesse C.                       Vice President
Hutcherson,Eric A.                   Vice President
Hutchins,Robert B.                   Vice President
Hyland,John P.                       Vice President
Inoue,Hitoshi                        Vice President
Itai,Takeshi                         Senior Vice President
Jackman,Sean R.                      Asst. Vice President
Jacobsen,Dwight D.                   Managing Director
Jilek Jr.,D. D.                      Asst. Vice President
Jones,Thomas A.                      Senior Vice President
Kaminsky,Gregory C.                  Senior Vice President
Kaminsky,Michael J                   Asst. Vice President
Kanwal,Amrit                         Managing Director
Kapinos,Peter J.                     Vice President
Keenan,Matthew H.                    Senior Vice President
Keene,Sabrina S.                     Asst. Vice President
Keith,Pamela J.                      Asst. Vice President
Kelley,Brian J.                      Senior Vice President
Kelly,A.Siobhan                      Vice President
Kelly,David                          Senior Vice President
Kennedy,Alicia C.                    Vice President
Kilcullen,Daniel M.                  Managing Director
Kinsman,Anne                         Senior Vice President
Kircher,Richard T.                   Asst. Vice President
Kirk,Deborah H.                      Senior Vice President
Kline,Bonnie S.                      Asst. Vice President
Kringdon,Joseph D.                   Managing Director
LaFleur,Katie L.                     Vice President
Lacascia,Charles M.                  Senior Vice President
Landers,Bruce M.                     Vice President
Landers,Michael J.                   Vice President
Lathrop,James D.                     Senior Vice President
Lawlor,Stephanie T.                  Vice President
Leipsitz,Margaret                    Vice President
Lemire,Kevin                         Senior Vice President
Levy,Eric S.                         Senior Vice President
Levy,Norman S.                       Vice President
Lewandowski Jr.,Edward V.            Senior Vice President
Lewandowski,Edward V.                Senior Vice President
Lewis,Paul                           Vice President
Li,Mei                               Asst. Vice President
Lieberman,Samuel L.                  Senior Vice President
Lilien,David R.                      Senior Vice President
Lord,Caroline F.                     Asst. Vice President
Luciano,Joseph A.                    Asst. Vice President
MacDonald,Richard A.                 Senior Vice President
Maglio,Nancy T.                      Asst. Vice President
Malone,James                         Asst. Vice President
Mancini,Dana                         Vice President
Mancini,Jane M.                      Managing Director
Mann,Ellen M.                        Asst. Vice President
Marrone,Alfred J.                    Asst. Vice President
Martens,Erwin W.                     Managing Director
Martino,Michael                      Managing Director
Martz,Emily L.                       Vice President
Mata,Michael A.                      Senior Vice President
McAvoy,Bridget                       Vice President
McCarthy,Anne B.                     Asst. Vice President
McConville,Paul D.                   Senior Vice President
McCracken,Brian                      Vice President
McCutcheon,Bruce A                   Senior Vice President
McDermott,Nancy J.                   Asst. Vice President
McDermott,Robert J.                  Vice President
McDevitt,William E.                  Vice President
McInis,Brian S.                      Vice President
McNamee,Mary G.                      Senior Vice President
Meehan,Robert F.                     Senior Vice President
Melehan,Daniel P.                    Vice President
Michejda,Marek A.                    Senior Vice President
Miller Jr.,Edward D.                 Asst. Vice President
Miller,Jeffrey M.                    Managing Director
Minsk,Judith                         Vice President
Monaghan,Richard A.                  Director
Monahan,Kimberly A.                  Vice President
Moody,Paul R.                        Senior Vice President
Moore,Jerome B.                      Vice President
Moret,Mitchell L.                    Senior Vice President
Morey,John P.                        Senior Vice President
Moscardini,Andrew J.                 Vice President
Mosher,Barry L.                      Vice President
Moynihan,Kathleen M.                 Asst. Vice President
Mrozienski,Joseph M.                 Asst. Vice President
Mullen,Donald E.                     Senior Vice President
Munsell,Kerry E.                     Asst. Vice President
Munson,Brian D.                      Vice President
Murphy Jr.,Kenneth W.                Vice President
Murray,Brendan R.                    Senior Vice President
Nadherny,Robert                      Managing Director
Nagashima,Toshio                     Managing Director
Nakamura,Denise-Marie                Vice President
Nash,Jonathan M.                     Vice President
Natale,Lisa A.                       Vice President
Neary,Ellen R.                       Vice President
Nelson,Alexander L.                  Managing Director
Nickodemus,John P.                   Managing Director
Nicolazzo,Jon C.                     Vice President
Noble,John D.                        Senior Vice President
O'Brien-Wilkins,Nancy M.             Asst. Vice President
O'Connell Jr.,Paul P.                Vice President
O'Connell,Gayle M.                   Vice President
O'Connor,Brian P.                    Vice President
O'Connor,Matthew P.                  Senior Vice President
O'Toole,Daniel J.                    Vice President
Olsen,Stephen                        Asst. Vice President
Orr,Kevin                            Vice President
Owens,Sayuri F.                      Asst. Vice President
Palmer,Patrick J.                    Vice President
Pampliega,Carlos                     Senior Vice President
Parker,Ryan C.                       Asst. Vice President
Parr,Cynthia O.                      Senior Vice President
Peck Jr.,Charles J.                  Asst. Vice President
Perkins,Erin M.                      Asst. Vice President
Peters,Jeffrey F.                    Managing Director
Phoenix,John G.                      Senior Vice President
Phoenix,Joseph                       Managing Director
Pike,John R.                         Vice President
Pisciotta,Jason M.                   Asst. Vice President
Plapinger,Keith                      Senior Vice President
Powers,Brian S.                      Vice President
Provost,Paul M.                      Vice President
Puddle,David G.                      Senior Vice President
Pulkrabek,Scott M.                   Vice President
Putnam,George                        Director
Quinn,Michael R.                     Vice President
Quinn,Patrick J.                     Asst. Vice President
Reed,Frank C.                        Vice President
Renkas,Richard C.                    Asst. Vice President
Rider,Wendy A.                       Senior Vice President
Rodts,Jennifer M.                    Asst. Vice President
Rosmarin,Adam L.                     Vice President
Rotell,Paul M.                       Asst. Vice President
Rowe,Robert B.                       Vice President
Rusko,Steven N.                      Asst. Vice President
Ryan,William M.                      Vice President
Saunders,Catherine A.                Managing Director
Sawyer,Matthew A.                    Vice President
Scales,Matthew B.                    Vice President
Schepp-Dries,Peter                   Senior Vice President
Schlosberg,Alan R.                   Asst. Vice President
Schmid,Calvin E.                     Senior Vice President
Schultz,Mitchell D.                  Managing Director
Scordato,Christine A.                Senior Vice President
Segers,Elizabeth R.                  Managing Director
Selden,Denise D.                     Senior Vice President
Seward,Lindsay H.                    Asst. Vice President
Shamburg,John B.                     Vice President
Shanahan,Christopher W.              Vice President
Short,Jonathan D.                    Senior Vice President
Siebold,Mark J.                      Vice President
Siemon Jr.,Frank E.                  Asst. Vice President
Silva,J. P.                          Senior Vice President
Silver,Gordon H.                     Sr Managing Director
Silver,Jill R.                       Asst. Vice President
Skistimas Jr,John J.                 Vice President
Smith,Lori E.                        Vice President
Solano,Nicole M.                     Asst. Vice President
Soule,Scott W.                       Asst. Vice President
Spiegel,Steven                       Sr Managing Director
Spigelmeyer III,Carl M.              Vice President
Starishevsky,Daniel                  Senior Vice President
Starr,Loren M.                       Managing Director
Statuta,Jason M.                     Vice President
Steen,Kevin P.                       Vice President
Stickney,Paul R.                     Senior Vice President
Stuart,James F.                      Vice President
Stumpf,Ralph-Ingo                    Senior Vice President
Sullivan,Brian L.                    Senior Vice President
Sullivan,Elaine M.                   Senior Vice President
Sullivan,Kevin J.                    Senior Vice President
Sullivan,Maryann                     Asst. Vice President
Suzuki,Toshimi                       Senior Vice President
Sweeney,Janet C.                     Senior Vice President
Tanaka,Toshiaki                      Vice President
Tavares,April M.                     Vice President
Taylor Jr,David G.                   Vice President
Telling,John R.                      Senior Vice President
Tibbetts,Richard B.                  Managing Director
Toda,Hiroyuki                        Vice President
Tomohiro,Masamitsu                   Asst. Vice President
Torrisi,Brian E.                     Vice President
Tracey,John B.                       Asst. Vice President
Troped Blacker,Bonnie                Senior Vice President
Upham,Scott E.                       Vice President
Vande Water,Katie D.                 Senior Vice President
Vierra,Scott G.                      Senior Vice President
Walsh,Julia A.                       Asst. Vice President
Walsh,Stephen M.                     Senior Vice President
Warde,Elizabeth A.                   Asst. Vice President
Waters,Mitchell J.                   Senior Vice President
Welch III,William A.                 Asst. Vice President
Werths,Beth K.                       Asst. Vice President
Whalen,Brian                         Senior Vice President
Whalen,Edward F.                     Managing Director
Whitaker,J. g.                       Senior Vice President
White,Patrick J.                     Asst. Vice President
Whiting,Amanda M.                    Vice President
Wicklund,Jeffrey A.                  Vice President
Williams,Jason M.                    Asst. Vice President
Woodlock,Ronald J.                   Vice President
Woolverton,William H.                Managing Director
Wright Jr.,Edmund F.                 Vice President
Young,Jason P.                       Vice President
Zografos,Laura J.                    Senior Vice President
Zukowski,Virginia A.                 Senior Vice President
deMont,Lisa M.                       Senior Vice President

Item 28. Location of Accounts and Records


Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Clerk, Judith Cohen; Registrant's investment adviser, Putnam Investment Management LLC.; Registrant's principal underwriter, Putnam Retail Management Limited Partnership; Registrant's custodian, Putnam Fiduciary Trust Company ("PFTC"); and Registrant's transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Clerk, investment adviser, principal underwriter, custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.


Item 29. Management Services

None

Item 30. Undertakings

None

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Variable Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.


POWER OF ATTORNEY


I, the undersigned Trustee of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John Hill, George Putnam III, Charles E. Porter, Patricia Flaherty, John W. Gerstmayr, Bryan Chegwidden and Gordon H. Silver, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statements on Form N-1A of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.


WITNESS my hand and seal on the date set forth below.


Signature                     Title                         Date

/s/ Charles B. Curtis
---------------------
Charles B. Curtis             Trustee                       July 1, 2001


Schedule A

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asia Pacific Growth Fund
Putnam Asset Allocation Funds
Putnam Balanced Retirement Fund
Putnam California Tax Exempt Income Fund
Putnam California Tax Exempt Money Market Fund
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Growth Fund
Putnam Florida Tax Exempt Income Fund
Putnam Funds Trust
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Governmental Income Trust
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam International Growth Fund
Putnam Investment Funds
Putnam Investors Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Tax Exempt Income Fund
Putnam New York Tax Exempt Money Market Fund
Putnam New York Tax Exempt Opportunities Fund
Putnam Ohio Tax Exempt Income Fund
Putnam OTC & Emerging Growth Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Preferred Income Fund
Putnam Strategic Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Income Trust
Putnam Tax Smart Funds Trust
Putnam U.S. Government Income Trust
Putnam Utilities Growth and Income Fund
Putnam Variable Trust
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II




SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 28th day of August, 2001.


                                  Putnam Variable Trust

                                  By: Gordon H. Silver, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement of Putnam Variable Trust has been signed below by the following persons in the capacities and on the dates indicated:

Signature                     Title

John A. Hill                  Chairman of the Board; Trustee

George Putnam, III            President; Principal Executive Officer; Trustee

Charles E. Porter             Executive Vice President; Treasurer and
                              Principal Financial Officer

Michael T. Healy              Assistant Treasurer and
                              Principal Accounting Officer

Jameson A. Baxter             Trustee


Charles B. Curtis             Trustee

Ronald J. Jackson             Trustee

Paul L. Joskow                Trustee

Elizabeth T. Kennan           Trustee

Lawrence J. Lasser            Trustee

John H. Mullin, III           Trustee

Robert E. Patterson           Trustee

A.J.C. Smith                  Trustee

W. Thomas Stephens            Trustee

W. Nicholas Thorndike         Trustee

                              By: /s/ Gordon H. Silver,
                              as Attorney-in-Fact

                              August 28, 2001




EXHIBIT INDEX

Item 23     Exhibit

(g) Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended June 1, 2001

(j)         Consent of Independent Accounts

(n)         Rule 18f-3(d) Plan